FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------

                               FILING CERTIFICATE

                             Date of filling:  08/13/2004
                            Person in charge:  Carlos Aurelio Martins Pimentel
              Area Code and Telephone Number:  032      3429-6226
              Quantity of diskettes produced:  1



                             Mauricio Perez Botelho
                           Investor Relations Director

                 -----------------------------------------------
                                    SIGNATURE

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

--------------------------------------------------------------------------------
REGISTRATION WITH CVM DOES NOT IMPLY ANY ANALYSIS OF THE COMPANY, AND THE COMPANY'S ADMINISTRATORS REMAIN LIABLE FOR THE VERACITY OF THE INFORMATION RENDERED.
--------------------------------------------------------------------------------

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------
4 - NIRE
3130004099-2
--------------------------------------------------------------------------------

01.02 - HEADQUARTERS

--------------------------------------------------------------------------------
1 - Complete address                               2 - Locality or District
Praca Rui Barbosa, 80                              Centro
--------------------------------------------------------------------------------
3 - CEP               4 - Municipality               5 - UF (Federal Unit-State)
36770-901             Cataguases                     MG
--------------------------------------------------------------------------------
6 - DDD     7 - Telephone     8 - Telephone     9 - Telephone     10 - Telex
32          3429-6000         3429-6226         3429-6282
--------------------------------------------------------------------------------
11 - DDD    12 - Fax:         13 - Fax:         14 - Fax
32          3429-6317         3429-6480               -
--------------------------------------------------------------------------------
15 - E-mail
stockinfo@cataguazes.com.br
--------------------------------------------------------------------------------

01.03 - INVESTOR RELATIONS DIRECTOR (ADDRESS FOR CORRESPONDENCE WITH THE
        COMPANY)

--------------------------------------------------------------------------------
1 - Name
Mauricio Perez Botelho
--------------------------------------------------------------------------------
2 - Complete Address                               3 - Locality or District
Praca Rui Barbosa, 80                              Centro
--------------------------------------------------------------------------------
4 - CEP                       5 - Municipality                           6 - UF
36770-901                     Cataguases                                 MG
--------------------------------------------------------------------------------
7 - DDD     8 - Telephone     9 - Telephone     10 - Telephone    11 - Telex
32          3429-6282         3429-6226         3429-6000
--------------------------------------------------------------------------------
12 - DDD    13 - Fax          14 - Fax          15 - Fax
32          3429-6480         3429-6317               -
--------------------------------------------------------------------------------
16 - E-mail
mbotelho@cataguazes.com.br
--------------------------------------------------------------------------------

01.04 - ITR'S REFERENCE

--------------------------------------------------------------------------------------------------------------------
   Fiscal Year in Progress                  Current Quarter                              Last Quarter
--------------------------------------------------------------------------------------------------------------------
1-Start          2-End          3-Number    4-Start        5-End          6-Number       7-Start        8-End
--------------------------------------------------------------------------------------------------------------------
  01/01/2004      12/31/2004        2         04/01/2004     06/30/2004        1           01/01/2004     03/31/2004
--------------------------------------------------------------------------------------------------------------------
9-NAME / CORPORATE NAME OF AUDITOR                                             10- CVM Code
Deloitte Touche Tohmatsu Auditores Independentes                               00385-9
--------------------------------------------------------------------------------------------------------------------
11-NAME OF THE RESPONSIBLE TECHNICIAN                                          12-CPF OF RESPONSIBLE TECHNICIAN
Iara Pasian                                                                    011.207.508-81
--------------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------

01.05 - COMPOSITION OF SHARE CAPITAL

--------------------------------------------------------------------------------------------------------
Number of Shares                           1                          2                          3
  (Thousand)                           06/30/2004                 03/31/2004                 06/30/2003
--------------------------------------------------------------------------------------------------------
Paid in Capital
--------------------------------------------------------------------------------------------------------
1 - Common shares                      51,218,232                 51,218,232                 51,218,232
--------------------------------------------------------------------------------------------------------
2 - Preferred shares                   82,645,663                 82,645,663                 82,645,663
--------------------------------------------------------------------------------------------------------
3 - Total                             133,863,895                133,863,895                133,863,895
--------------------------------------------------------------------------------------------------------
Treasury Shares
--------------------------------------------------------------------------------------------------------
4 - Common shares                         173,697                     16,555                     16,555
--------------------------------------------------------------------------------------------------------
5 - Preferred shares                    2,608,274                  2,608,274                  2,608,274
--------------------------------------------------------------------------------------------------------
6 - Total                               2,781,971                  2,624,829                  2,624,829
--------------------------------------------------------------------------------------------------------

01.06 - Company Features

--------------------------------------------------------------------------------
1 - Type of Company
Commercial, Industrial and Other Business
--------------------------------------------------------------------------------
2 - Status
Operational
--------------------------------------------------------------------------------
3 - Nature of Stockholding Control
Private National Company
--------------------------------------------------------------------------------
4 - Business Code
1170000 - Participation and Management
--------------------------------------------------------------------------------
5 - Main Activity
Electric Energy
--------------------------------------------------------------------------------
6 - Type of Consolidation
Total
--------------------------------------------------------------------------------
7 - Type of Auditors Report
Without Exceptions
--------------------------------------------------------------------------------

01.07 - COMPANIES NOT INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1 - Item                        2 - CNPJ                      3 - Corporate Name
--------------------------------------------------------------------------------

01.08 - Cash Gains Deliberated and / or Paid During and After the Quarter

---------------------------------------------------------------------------------------------------------------------
1-Item       2-Event    3 - Approval     4 - Gain                    5 - Payment    6 - Type of     7 - Value of Gain
                                                                     Start Date     Share           per share
---------------------------------------------------------------------------------------------------------------------
01           RCA        03/29/2004       Dividends                   04/28/2004     PNA             0,0002092
---------------------------------------------------------------------------------------------------------------------
02           RCA        03/29/2004       Dividends                   04/28/2004     PNB             0,0001255
---------------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------

01.09 - SUBSCRIBED CORPORATE CAPITAL AND ALTERATION IN THE CURRENT CORPORATE
        YEAR

---------------------------------------------------------------------------------------------------------------------------------
1-ITEM     2- DATE OF     3-VALUE OF CORPORATE     4 - VALUE OF     5-ORIGIN OF ALTERATION     6-QUANTITY OF     7-PRICE OF SHARE
           ALTERATION     CAPITAL (THOUSAND        ALTERATION                                    ISSUED SHARES   ON THE ISSUE
                          REAIS)                   (REAIS                                        (THOUSAND)      (REAIS)
                                                    THOUSAND)
---------------------------------------------------------------------------------------------------------------------------------

01.10 - INVESTOR RELATIONS DIRECTOR

--------------------------------------------------------------------------------
1-DATE           2-SIGNATURE

08/13/2004
--------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------

02.01 - ASSETS BALANCE SHEET (THOUSAND REAIS)

---------------------------------------------------------------------------------------------------------------------
1 - Code                  2 - Description                                           3-06/30/2004     4-03/31/2004
---------------------------------------------------------------------------------------------------------------------
1                         Total assets                                                      943,150           941,508
---------------------------------------------------------------------------------------------------------------------
1.01                      Current assets                                                    103,487           120,212
---------------------------------------------------------------------------------------------------------------------
1.01.01                   Cash on hand                                                       29,487            26,603
---------------------------------------------------------------------------------------------------------------------
1.01.01.01                Cash and banks                                                      4,905             2,773
---------------------------------------------------------------------------------------------------------------------
1.01.01.02                Marketable securities                                              24,582            23,830
---------------------------------------------------------------------------------------------------------------------
1.01.02                   Credits                                                            35,939            39,338
---------------------------------------------------------------------------------------------------------------------
1.01.02.01                Account receivable from Clients/Consumers                          39,907            39,839
---------------------------------------------------------------------------------------------------------------------
1.01.02.02                Notes and other accounts receivable                                 3,655             4,821
---------------------------------------------------------------------------------------------------------------------
1.01.02.03                Extraordinary tariff recovery                                           0             2,388
---------------------------------------------------------------------------------------------------------------------
1.01.02.04                Allowance for doubtful accounts                                   (7,623)           (7,710)
---------------------------------------------------------------------------------------------------------------------
1.01.03                   Stocks / Inventories                                                  397               377
---------------------------------------------------------------------------------------------------------------------
1.01.04                   Others                                                             37,664            53,894
---------------------------------------------------------------------------------------------------------------------
1.01.04.01                Recoverable taxes                                                  10,794            14,437
---------------------------------------------------------------------------------------------------------------------
1.01.04.02                Prepaid expenses                                                   21,773            20,887
---------------------------------------------------------------------------------------------------------------------
1.01.04.03                Low-Income Consumers                                                1,960             1,822
---------------------------------------------------------------------------------------------------------------------
1.01.04.04                Others                                                              3,137            16,748
---------------------------------------------------------------------------------------------------------------------
1.02                      Long term assets                                                  189,082           175,844
---------------------------------------------------------------------------------------------------------------------
1.02.01                   Miscellaneous credits                                              23,232            22,462
---------------------------------------------------------------------------------------------------------------------
1.02.01.01                Account receivable from Clients/Consumers                          15,689            16,235
---------------------------------------------------------------------------------------------------------------------
1.02.01.02                Notes and other accounts receivable                                 7,543             6,227
---------------------------------------------------------------------------------------------------------------------
1.02.01.03                Extraordinary tariff recovery
---------------------------------------------------------------------------------------------------------------------
1.02.02                   Credits from related entities                                     120,322           107,265
---------------------------------------------------------------------------------------------------------------------
1.02.02.01                Affiliates
---------------------------------------------------------------------------------------------------------------------
1.02.02.02                Subsidiaries                                                      120,322           107,265
---------------------------------------------------------------------------------------------------------------------
1.02.02.03                Other related entities
---------------------------------------------------------------------------------------------------------------------
1.02.03                   Others                                                             45,528            46,117
---------------------------------------------------------------------------------------------------------------------
1.02.03.01                Judicial deposits                                                     506               487
---------------------------------------------------------------------------------------------------------------------
1.02.03.02                Tax credits                                                        40,006            40,006
---------------------------------------------------------------------------------------------------------------------
1.02.03.03                Recoverable taxes                                                   1,194             1,354
---------------------------------------------------------------------------------------------------------------------
1.02.03.04                Emergency Energy Rationing Program                                  1,306             1,192
---------------------------------------------------------------------------------------------------------------------
1.02.03.05                Other                                                               2,516             3,078
---------------------------------------------------------------------------------------------------------------------
1.03                      Permanent assets                                                  650,581           645,452
---------------------------------------------------------------------------------------------------------------------
1.03.01                   Investments                                                       473,652           467,563
---------------------------------------------------------------------------------------------------------------------
1.03.01.01                Holdings in affiliates                                             10,139            10,146
---------------------------------------------------------------------------------------------------------------------
1.03.01.01.01             Cia Industrial Cataguases                                           9,979             9,979
---------------------------------------------------------------------------------------------------------------------
1.03.01.01.02             Cataguazes Servicos Aereos                                            160               167
---------------------------------------------------------------------------------------------------------------------
1.03.01.02                Holdings in subsidiaries                                          463,375           457,251
---------------------------------------------------------------------------------------------------------------------
1.03.01.02.01             Energisa S/A                                                      368,143           366,600
---------------------------------------------------------------------------------------------------------------------
1.03.01.02.02             Multipar S/A                                                          838               753
---------------------------------------------------------------------------------------------------------------------
1.03.01.02.03             Multiagro Ltda.                                                       445               512
---------------------------------------------------------------------------------------------------------------------
1.03.01.02.04             CENF - Cia de Eletricidade de Nova Friburgo                        24,360            23,808
---------------------------------------------------------------------------------------------------------------------
1.03.01.02.05             Goodwill premium at CENF's investment                              34,143            34,367
---------------------------------------------------------------------------------------------------------------------
1.03.01.02.06             Telecabo S/A                                                          258               258
---------------------------------------------------------------------------------------------------------------------
1.03.01.02.07             MCL Cabo S/A                                                           67                67
---------------------------------------------------------------------------------------------------------------------
1.03.01.02.08             Cat-Leo Energia S/A                                                35,121            30,886
---------------------------------------------------------------------------------------------------------------------
1.03.01.03.               Other Investments                                                     138               166
---------------------------------------------------------------------------------------------------------------------
1.03.02                   Fixed assets                                                      175,525           176,645
---------------------------------------------------------------------------------------------------------------------
1.03.02.01                Hydraulic energy generation                                        66,845            66,608
---------------------------------------------------------------------------------------------------------------------
1.03.02.02                Transmission system relating to generation                         15,223            13,925
---------------------------------------------------------------------------------------------------------------------
1.03.02.03                Distribution lines, nets, substations                             257,940           255,475
---------------------------------------------------------------------------------------------------------------------
1.03.02.04                Sales                                                               3,925             3,925
---------------------------------------------------------------------------------------------------------------------
1.03.02.05                Management                                                         27,765            27,278
---------------------------------------------------------------------------------------------------------------------
1.03.02.06                Fixed assets in progress                                           12,781            14,148
---------------------------------------------------------------------------------------------------------------------
1.03.02.07                Accumulated depreciation                                        (128,860)         (125,231)
---------------------------------------------------------------------------------------------------------------------
1.03.02.08                (-) Special Obligations                                          (80,094)          (79,483)
---------------------------------------------------------------------------------------------------------------------
1.03.03                   Deferred                                                            1,404             1,244
---------------------------------------------------------------------------------------------------------------------
1.03.03.01                Costs of Software acquisition                                       2,058             1,810
---------------------------------------------------------------------------------------------------------------------
1.03.03.02                (-) Accumulated Amortization                                        (654)             (566)
---------------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------

02.02 - BALANCE SHEET LIABILITIES (THOUSAND REAIS)

---------------------------------------------------------------------------------------------------------------------
1 - Code                  2 - Description                                           3-06/30/2004     4-03/31/2004
---------------------------------------------------------------------------------------------------------------------
2                         Total liabilities                                                 943,150           941,508
---------------------------------------------------------------------------------------------------------------------
2.01                      Current liabilities                                               212,174           217,100
---------------------------------------------------------------------------------------------------------------------
2.01.01                   Loans and financing                                                54,686            50,862
---------------------------------------------------------------------------------------------------------------------
2.01.02                   Debentures                                                         97,282            95,323
---------------------------------------------------------------------------------------------------------------------
2.01.03                   Suppliers                                                          34,758            36,681
---------------------------------------------------------------------------------------------------------------------
2.01.04                   Taxes, fees and contributions                                      16,603            20,520
---------------------------------------------------------------------------------------------------------------------
2.01.04.01                VAT (ICMS) payable                                                  5,713             7,151
---------------------------------------------------------------------------------------------------------------------
2.01.04.02                Taxes and social charges payable                                      502               525
---------------------------------------------------------------------------------------------------------------------
2.01.04.03                Income tax withheld at the source                                     701               267
---------------------------------------------------------------------------------------------------------------------
2.01.04.04                Social contribution (PIS/COFINS) payable                            4,448             5,120
---------------------------------------------------------------------------------------------------------------------
2.01.04.05                VAT ICMS payments                                                   5,118             7,346
---------------------------------------------------------------------------------------------------------------------
2.01.04.06                Other                                                                 121               111
---------------------------------------------------------------------------------------------------------------------
2.01.05                   Dividends payable
---------------------------------------------------------------------------------------------------------------------
2.01.06                   Provisions                                                          2,319             2,061
---------------------------------------------------------------------------------------------------------------------
2.01.06.01                Vacation and salaries                                               2,319             2,061
---------------------------------------------------------------------------------------------------------------------
2.01.07                   Debt owed to affiliates
---------------------------------------------------------------------------------------------------------------------
2.01.08                   Others                                                              6,526            11,653
---------------------------------------------------------------------------------------------------------------------
2.01.08.01                Salaries payable                                                       16                17
---------------------------------------------------------------------------------------------------------------------
2.01.08.02                Participation payable                                                  90               167
---------------------------------------------------------------------------------------------------------------------
2.01.08.03                Consumer charges payable                                            1,445             1,351
---------------------------------------------------------------------------------------------------------------------
2.01.08.04                Interest on own capital payable                                       126             6,216
---------------------------------------------------------------------------------------------------------------------
2.01.08.05                Indebtedness charges payable                                        1,527             1,348
---------------------------------------------------------------------------------------------------------------------
2.01.08.06                Low-Income Consumers                                                  260               544
---------------------------------------------------------------------------------------------------------------------
2.01.08.07                Others                                                              3,062             2,010
---------------------------------------------------------------------------------------------------------------------
2.02                      Long term liability                                               399,200           385,231
---------------------------------------------------------------------------------------------------------------------
2.02.01                   Loans and financing                                                61,833            69,558
---------------------------------------------------------------------------------------------------------------------
2.02.02                   Debentures                                                        146,759           158,768
---------------------------------------------------------------------------------------------------------------------
2.02.03                   Provisions
---------------------------------------------------------------------------------------------------------------------
2.02.04                   Debt owed to affiliates                                           167,225           131,875
---------------------------------------------------------------------------------------------------------------------
2.02.05                   Others                                                             23,383            25,030
---------------------------------------------------------------------------------------------------------------------
2.02.05.01                Tax payable                                                           212               213
---------------------------------------------------------------------------------------------------------------------
2.02.05.02                Taxes payments                                                      9,659            10,682
---------------------------------------------------------------------------------------------------------------------
2.02.05.03                Suppliers                                                           7,173             8,555
---------------------------------------------------------------------------------------------------------------------
2.02.05.04                Other                                                               6,339             5,580
---------------------------------------------------------------------------------------------------------------------
2.03                      Results of future periods
---------------------------------------------------------------------------------------------------------------------
2.04                      Minority participation
---------------------------------------------------------------------------------------------------------------------
2.05                      Net equity                                                        331,776           339,177
---------------------------------------------------------------------------------------------------------------------
2.05.01                   Paid in capital                                                   279,977           279,977
---------------------------------------------------------------------------------------------------------------------
2.05.01.01                Common Stock                                                      107,123           107,123
---------------------------------------------------------------------------------------------------------------------
2.05.01.02                Preferred Stock A                                                 172,324           172,324
---------------------------------------------------------------------------------------------------------------------
2.05.01.03                Preferred Stock B                                                     530               530
---------------------------------------------------------------------------------------------------------------------
2.05.02                   Capital reserve                                                    30,729            31,138
---------------------------------------------------------------------------------------------------------------------
2.05.02.01                Monetary Correction of capital                                      9,837             9,837
---------------------------------------------------------------------------------------------------------------------
2.02.02.02                Subscription premium of shares                                      6,057             6,057
---------------------------------------------------------------------------------------------------------------------
2.05.02.03                Special Monetary Correction                                         4,175             4,175
---------------------------------------------------------------------------------------------------------------------
2.05.02.04                Remuneration of fixed assets in progress                            6,386             6,386
---------------------------------------------------------------------------------------------------------------------
2.05.02.05                Investment subsidy reserves                                         9,927             9,927
---------------------------------------------------------------------------------------------------------------------
2.05.02.06                Treasury Shares                                                   (5,653)           (5,244)
---------------------------------------------------------------------------------------------------------------------
2.05.03                   Revaluation reserve                                                     -                 -
---------------------------------------------------------------------------------------------------------------------
2.05.03.01                Own assets                                                              -                 -
---------------------------------------------------------------------------------------------------------------------
2.05.03.02                Subsidiaries/affiliates                                                 -                 -
---------------------------------------------------------------------------------------------------------------------
2.05.04                   Profit reserve                                                     32,923            32,923
---------------------------------------------------------------------------------------------------------------------
2.05.04.01                Legal reserve                                                         766               766
---------------------------------------------------------------------------------------------------------------------
2.05.04.02                Statutory reserve                                                       -                 -
---------------------------------------------------------------------------------------------------------------------
2.05.04.03                Contingency reserve                                                     -                 -
---------------------------------------------------------------------------------------------------------------------
2.05.04.04                Reserve for future profits                                              -                 -
---------------------------------------------------------------------------------------------------------------------
2.05.04.05                Retained profits                                                   32,157            32,157
---------------------------------------------------------------------------------------------------------------------
2.05.04.06                Special reserve for undistributed dividends                             -                 -
---------------------------------------------------------------------------------------------------------------------
2.05.04.07                Other income reserve                                                    -                 -
---------------------------------------------------------------------------------------------------------------------
2.05.05                   Accumulated earnings/losses                                      (11,853)           (4,861)
---------------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------

03.01 - INCOME STATEMENT (THOUSAND REAIS)

------------------------------------------------------------------------------------------------------------------------------------
1 - Code       2 - Description                             3-04/01/2004 to   4-01/01/2004 to    5-04/01/2003 to    6-01/01/2003 to
                                                           06/30/2004        06/30/2004         06/30/2003         06/30/2003
------------------------------------------------------------------------------------------------------------------------------------
3.01           Gross revenue from sales/services                    76,522           152,467             59,158            119,037
------------------------------------------------------------------------------------------------------------------------------------
3.01.01        Gross revenue in the year                            76,522           152,467             59,158            119,037
------------------------------------------------------------------------------------------------------------------------------------
3.01.02        Extraordinary tariff recovery adjustment                  0                 0                  0                  0
------------------------------------------------------------------------------------------------------------------------------------
3.01.03        Electricity sales - MAE adjusted                          0                 0                  0                  0
------------------------------------------------------------------------------------------------------------------------------------
3.02           Deductions from gross revenue                      (23,105)          (45,206)           (15,490)           (31,650)
------------------------------------------------------------------------------------------------------------------------------------
3.02.01        Invoiced VAT (ICMS)                                (14,586)          (29,326)           (11,673)           (23,960)
------------------------------------------------------------------------------------------------------------------------------------
3.02.02        Social contributions (PIS/COFINS)                   (7,561)          (13,962)            (2,890)            (5,819)
------------------------------------------------------------------------------------------------------------------------------------
3.02.03        Quotas to the Global Reversion Reserve
               - RGR                                                 (958)           (1,918)              (927)            (1,871)
------------------------------------------------------------------------------------------------------------------------------------
3.03           Net revenue from sales/services                      53,417           107,261             43,668             87,387
------------------------------------------------------------------------------------------------------------------------------------
3.04           Cost of goods/services sold                        (47,758)          (93,452)           (35,094)           (68,153)
------------------------------------------------------------------------------------------------------------------------------------
3.04.01        Personnel                                           (6,562)          (12,308)            (5,825)           (11,229)
------------------------------------------------------------------------------------------------------------------------------------
3.04.02        Material                                              (680)           (1,433)              (743)            (1,588)
------------------------------------------------------------------------------------------------------------------------------------
3.04.03        Services rendered by third parties                  (5,184)          (10,166)            (1,856)            (4,065)
------------------------------------------------------------------------------------------------------------------------------------
3.04.04        Electric energy purchased for resale               (24,512)          (47,569)           (16,112)           (32,059)
------------------------------------------------------------------------------------------------------------------------------------
3.04.05        Electric energy purchased-Extraordinary
               tariff recovery adjustment                                0                 0                  0                  0
------------------------------------------------------------------------------------------------------------------------------------
3.04.06        Royalties on Hydro Resources                           (85)             (219)               (32)              (151)
------------------------------------------------------------------------------------------------------------------------------------
3.04.07        Electric Power Transportation Charge                (1,831)           (3,630)            (3,004)            (3,597)
------------------------------------------------------------------------------------------------------------------------------------
3.04.08        Depreciation / Amortization                         (3,279)           (6,608)            (3,347)            (6,670)
------------------------------------------------------------------------------------------------------------------------------------
3.04.09        Fuel Quota Equalization                             (3,035)           (6,161)            (2,442)            (5,181)
------------------------------------------------------------------------------------------------------------------------------------
3.04.10        Provision for contingencies                           (598)           (1,715)              (314)              (437)
------------------------------------------------------------------------------------------------------------------------------------
3.04.11        Other expenses                                      (1,992)           (3,643)            (1,419)            (3,176)
------------------------------------------------------------------------------------------------------------------------------------
3.05           Earnings before interest and taxes
               (EBIT)                                                5,659            13,809              8,574             19,234
------------------------------------------------------------------------------------------------------------------------------------
3.06           Other Operating expenses/ revenue                  (13,553)          (26,850)           (18,136)           (44,929)
------------------------------------------------------------------------------------------------------------------------------------
3.06.01        Sales                                                     0                 0                  0                  0
------------------------------------------------------------------------------------------------------------------------------------
3.06.02        General and administrative                                0                 0                  0                  0
------------------------------------------------------------------------------------------------------------------------------------
3.06.03        Financial                                          (19,611)          (43,441)           (27,571)           (53,897)
------------------------------------------------------------------------------------------------------------------------------------
3.06.03.01     Financial revenue                                     2,064             3,495              1,696              3,721
------------------------------------------------------------------------------------------------------------------------------------
3.06.03.02     Financial expenses                                 (21,675)          (46,936)           (29,267)           (57,618)
------------------------------------------------------------------------------------------------------------------------------------
3.06.04        Other operating revenue                                   0                 0                  0                  0
------------------------------------------------------------------------------------------------------------------------------------
3.06.05        Other operating expenses                              (224)             (447)              (408)              (816)
------------------------------------------------------------------------------------------------------------------------------------
3.06.05.01     Amortization of premium                               (224)             (447)              (408)              (816)
------------------------------------------------------------------------------------------------------------------------------------
3.06.06        Equity adjustment result                              6,282            17,038              9,843              9,784
------------------------------------------------------------------------------------------------------------------------------------
3.06.06.01     Equity adjustment                                     6,282            17,038              9,843              9,784
------------------------------------------------------------------------------------------------------------------------------------
3.07           Operating income                                    (7,894)          (13,041)            (9,562)           (25,695)
------------------------------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------

03.01 - INCOME STATEMENT (THOUSAND REAIS)

------------------------------------------------------------------------------------------------------------------------------
1 - Code    2 - Description                            3-04/01/2004 to    4-01/01/2004 to    5-04/01/2003 to   6-01/01/2003 to
                                                       06/30/2004         06/30/2004         06/30/2003        06/30/2003
------------------------------------------------------------------------------------------------------------------------------
3.08        Non operating income                                    85                371                50                178
------------------------------------------------------------------------------------------------------------------------------
3.08.01     Revenue                                                408                698               343                693
------------------------------------------------------------------------------------------------------------------------------
3.08.02     Expenses                                             (323)              (327)             (293)              (515)
------------------------------------------------------------------------------------------------------------------------------
3.09        Earnings before tax/profit-sharing;
            minority participation                             (7,809)           (12,670)           (9,512)           (25,517)
------------------------------------------------------------------------------------------------------------------------------
3.10        Provision for income tax and social
            contribution                                             0                  0                 0                  0
------------------------------------------------------------------------------------------------------------------------------
3.10.01     Social Contribution                                      0                  0                 0                  0
------------------------------------------------------------------------------------------------------------------------------
3.10.02     Income tax                                               0                  0                 0                  0
------------------------------------------------------------------------------------------------------------------------------
3.11        Deferred income tax                                      0                  0                 0                  0
------------------------------------------------------------------------------------------------------------------------------
3.11.01     Social Contribution                                      0                  0                 0                  0
------------------------------------------------------------------------------------------------------------------------------
3.11.02     Income tax                                               0                  0                 0                  0
------------------------------------------------------------------------------------------------------------------------------
3.12        Profit sharing; minority shareholders/
            statutory contributions                                  0                  0                 0                  0
------------------------------------------------------------------------------------------------------------------------------
3.12.01     Profit sharing                                           0                  0                 0                  0
------------------------------------------------------------------------------------------------------------------------------
3.12.02     Contributions                                            0                  0                 0                  0
------------------------------------------------------------------------------------------------------------------------------
3.13        Reversal of interests on capital                         0                  0                 0                  0
------------------------------------------------------------------------------------------------------------------------------
3.15        Net income                                         (7,809)           (12,670)           (9,512)           (25,517)
------------------------------------------------------------------------------------------------------------------------------
            NUMBER OF SHARES, EXCEPT TREASURY
            SHARES (THOUSAND)                              131,081,924        131,081,924       131,239,066        131,239,066
------------------------------------------------------------------------------------------------------------------------------
            EARNINGS PER SHARE
------------------------------------------------------------------------------------------------------------------------------
            LOSS PER SHARE                                   (0.00006)          (0.00010)         (0.00007)          (0.00019)

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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NOTES TO THE QUARTERLY FINANCIAL STATEMENTS
AS OF JUNE 30, 2004
(Amounts expressed in thousands of Brazilian reais - R$, unless otherwise indicated)
--------------------------------------------------------------------------------

1.   OPERATIONS

     Companhia Forca e Luz Cataguazes-Leopoldina - CFLCL is a concessionaire of electric energy public services, operating in 67 municipalities in the State of Minas Gerais and one in the State of Rio de Janeiro, providing services to approximately 302,035 consumers (quantity not reviewed by independent auditors).

     Companhia Forca e Luz Cataguazes-Leopoldina is also the Parent Company of other companies. The ownership percentages and information on these subsidiaries are shown in Notes 3, 13 and 14.

     As of June 30, 2004, the Company reported negative working capital of R$108,687 (R$96,888 in March 2004) for the Parent Company, and of R$246,598 (R$166,057 in March 2004) on a consolidated basis. In 2003, the Company and its subsidiaries rescheduled its debts with banks, suppliers, shareholders and tax authorities, in the approximate amount of R$600 million, in addition to the issuance of debentures in the amount of R$130 million and a capital increase of R$20 million through a private subscription of shares. In addition to this rescheduling, in December 2003 the Company sold its interest in Centrais Hidreletricas Grapon S.A., owner of two small hydroelectric power plants with 40 MW installed capacity. This transaction resulted in the transfer of the financing from the National Bank for Economic and Social Development (BNDES) for construction of the small hydroelectric power plants in the amount of R$52 million, and in the receiving of R$80 million related to the financial settlement of the transaction.

     Management believes that the debt rescheduling and sale of the small hydroelectric power plants occurred in 2003, together with the generation of funds from its operations, will be sufficient to recover the medium-term liquidity of the Cataguazes Leopoldina System, thus reducing the refinancing needs in the next years.

2.   PRESENTATION OF QUARTERLY FINANCIAL STATEMENTS

The quarterly financial statements were prepared and are presented in accordance with accounting practices laid down by the Brazilian corporate law, regulations and provisions of the Brazilian Securities Commission - CVM - and specific legislation applicable to concessionaires of electric energy public services, established by the National Electric Energy Agency - ANEEL. For the preparation of the quarterly information (ITR), the accounting practices adopted are consistent with those used in preparing the financial statements as of December 31, 2003. Accordingly, the quarterly information (ITR) should be read together with the referred annual financial statements.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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3.   CONSOLIDATED QUARTERLY FINANCIAL STATEMENTS

     The consolidated quarterly financial statements includes the financial statements of CFLCL and its subsidiaries as follows:

                                                             Ownership interest
                                                                June 2004 and
Subsidiaries                                                      March 2004
------------                                                 ------------------

Energisa S.A. ("Energisa") (*)                                      50.07
Companhia de Eletricidade de Nova Friburgo ("CENF")                 59.47
Multipar S.A.                                                       99.96
Multiagro Ltda.                                                     66.67
Teleserv S.A.                                                       99.10
Telecabo S.A.                                                       97.59
MCL Cabo S.A.                                                       95.54
Cat-Leo Energia S.A. (**)                                           99.99

(*) Parent Company of Energipe (99.62% of voting capital and 99.64% of total capital). Energipe is the parent company of CELB (99.13% of voting capital and 88.85% of total capital) and of Pbpart SE1 S.A. (50.1% of total and voting capital) which controls Saelpa (97.55% of voting capital and 82.83% of total capital).

(**) Joint Parent Company of Usina Termeletrica de Juiz de Fora S.A. - UTEJF
     (50% of total and voting capital).

     The consolidated quarterly financial statements were prepared based on the quarterly financial statements of the subsidiaries as of the same date of the Parent Company's and in accordance with the consolidation criteria provided for in the Brazilian Securities Commission - CVM Instruction No. 247/96.

     Reconciliation between net loss and shareholders' equity reported by the Parent Company and that reported on a consolidated basis as of June 30, 2004 is as follows:

                                                           Net loss                 Shareholders' equity
                                                  --------------------------     -------------------------
                                                  06.30.2004      06.30.2003     06.30.2004     03.31.2004
                                                  ----------      ----------     ----------     ----------

Parent Company                                      (12,670)        (25,517)          331,776         339,177

Unrealized profit on transactions with
  subsidiaries (mainly sale of
  shareholding interest)                                   -               -         (34,729)        (35,114)
Profit realization                                       770             870                -               -
                                                    --------        --------         --------         -------
Consolidated                                        (11,900)        (24,647)          297,047         304,063
                                                    ========        ========          =======         =======

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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4.   CONSUMERS AND CONCESSIONAIRES

                                                        Parent Company                  Consolidated
                                                  --------------------------     -------------------------
                                                  06/30/2004      03/31/2004     06/30/2004     03/31/2004
                                                  ----------      ----------     ----------     ----------
Consumer categories:
   Residential                                          8,038           8,582         50,758          47,689
   Industrial                                          11,864          10,193         50,016          45,606
   Commercial, services and other
     activities                                         4,200           4,386         27,812          26,401
   Rural                                                2,180           1,883         19,406          17,202
Public sector:
   Federal                                                 35              36          7,211           6,468
   State                                                  355             366         10,018           8,985
   Municipal                                            1,304           1,345          9,441           8,468
   Public lighting                                      1,934           1,908         31,112          29,559
   Public service                                       1,063           1,148          8,827           6,448
   Others                                               4,640           4,745         29,704          28,336
Subtotal - consumers                                   35,613          34,592        244,305         225,162
Concessionaires (*)                                    14,234          14,953         36,445          38,374
Unbilled sale                                           5,749           6,529         38,373          38,129
                                                       ------          ------        -------         -------
Total                                                  55,596          56,074        319,123         301,665
                                                       ======          ======        =======         =======

Current portion                                        39,907          39,839        283,645         260,779
Long-term portion                                      15,689          16,235         35,478          40,886

(*)  Include electricity sold on MAE - Wholesale energy market.

     The Company and its subsidiaries recorded the allowance for doubtful accounts, following the technical criteria established by ANEEL.

     The balance of the account consumers and concessionaires in June 30, 2004 includes receivables from the sale of energy on the MAE, in the amounts of R$14,234 e R$25,116 Parent Company and consolidated, respectively, for the period from September 2000 to June 2004, less collection received through June 2004. These balances were based on calculations prepared and provided by MAE, together with internal estimates made by management.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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     The payment of these amounts, including the balances recorded in current liabilities of R$40 e de R$1,132, Parent Company and consolidated, respectively, arising from the electricity network usage charges, are scheduled as follows:

MAE Receivables                                         Parent Company                   Consolidated
-----------------------------------------         --------------------------        --------------------------
                                                  06/30/2004      03/31/2004        06/30/2004      03/31/2004
                                                  ----------      ----------        ----------      ----------
Current Portion                                             290             818            619            1,585
Portion related to injunctions granted
   through December 2002                                  9,193           9,197         18,113           18,123

Renegotiated receivables                                  3,323           3,595          3,450            3,913

Portion under negotiation                                 1,428           1,343          2,934            2,766
                                                         14,234          14,953         25,116           26,387
(-) Purchase of energy in the spot market
                                                              -               -        (1,082)            (225)
(-) Electricity network usage charges                      (40)            (35)           (50)             (53)
                                                         ------          ------         ------           ------
                                                         14,194          14,918         23,984           26,109
                                                         ======          ======         ======           ======

     Since July 2003, transactions are being settled 30 days after the month in which they are carried out.

     The spot market energy amounts are subject to changes that may arise from the judgment of the law suits filed by certain energy sector companies against ANEEL's the interpretation of prevailing market rules. These companies, which were not located in the area hit by rationing in 2001/2002, obtained a preliminary injunction nullifying ANEEL's Dispatch No. 288 of May 16, 2002, which was intended for clarifying the treatment and application of certain MAE accounting rules, included in the Overall Agreement for the Electric Energy Sector. These companies claim is in respect of the energy supplied by Itaipu in the Southeast/Center West market sector during the rationing period, when there was a significant discrepancy in spot market energy prices between the markets sectors.

5.   EXTRAORDINARY TARIFF RECOVERY - CONSOLIDATED

     ANEEL, through Resolution No. 199 of April 16, 2003, disclosed the results of the first periodic tariff review of Energipe and established an adjustment of 35.18% and a factor Xe of 1.4%.

     To ensure reasonableness of tariff and economic-financial balance of the concession contract, as set by the concessionaire's periodic tariff review, the increase in revenue from Portion B resulting from the tariff adjustment will be applied in annual installments, as shown below:

     I - On April 22, 2003, the electric energy supply tariffs of ENERGIPE were adjusted by 29.71%, corresponding to the percentage resulting from the calculation of the concessionaire's annual tariff adjustment rate; and

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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     II - In the annual tariff adjustments to be homologated for 2004 to 2007, annual installments of R$15,725 will be added to the Portion B of each year, related to the date of the periodic tariff review of Energipe. These amounts are restated based on IGP-M (General Market Price Index).

     Additionally, ANEEL, through Resolution No. 103 of April 20, 2004, changed the annual portions to be added to Portion B, from R$15,725 to R$7,768. Thus, the amount to be added to the tariff in the 2004-2007 period was reduced from R$62,900 to R$31,072.

     The subsidiary Energipe recognized the revenue related to Portion B fractioned by the Regulatory Agency in accordance with the impact incurred in each year's tariff. Through June 30, 2004, the amount of R$15,895 (R$13,434 in March 2004) was recorded under the caption "Consumers and concessionaires", in consolidated current assets; of this amount, R$4,115 was recognized as revenue in the first half of 2004 and the remaining amount in 2003.

6.   EXTRAORDINARY TARIFF RECOVERY

     The extraordinary tariff recovery was based on the provisions of Law No. 10,438 of April 26, 2002, and Resolution no. 91, of the Energy Crisis Management Committee - CGE, of December 21, 2001, and ANEEL Resolution no. 31, of January 24, 2002. This adjustment to tariff rates is effective beginning December 31, 2001, and is recognized by ANEEL as follows:

     a) 2.9% for residential and rural consumers ( except for low-income consumers);

     b)   7.9% for the other consumers.

     This extraordinary tariff adjustment is intended to recover the economic and financial balance of the concession contract by covering the following losses resulting from the Emergency Energy Rationing Program, during the period from June 1, 2001 to February 28, 2002, namely:

     o Reduction in electric power consumption due to the rationing program in the period;

     o    Portion "A" variations (CVA); and

     o Free energy - energy purchased by generating companies to meet the demand during the Emergency Energy Rationing Program. According to ANEEL Resolution No. 36 of January 29, 2003, amended by ANEEL Resolution No. 89 of February 25, 2003. These amounts are being replaced to the generating companies since March 2003.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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     Based on ANEEL Resolutions Nos. 480, 481, 482 and 483 of August 2002 and
     No. 1 of January 12, 2004, the approved amounts related to the extraordinary tariff recovery and free energy are comprised as follows:

                                         Parent
                                         Company                        Consolidated
                                        ---------     --------------------------------------------------
                                                      Extraordinary
                                                          tariff          Free
                                        Portion A        recovery        Energy     Portion A      Total
                                        ---------     -------------      ------     ---------      -----
 Balances at March 31, 2004                 2,388            75,890      55,689        15,856    147,435
 Amortization                             (2,443)           (6,761)     (4,157)       (2,443)   (13,361)
 Monetary restatement                          55             2,900       2,376           551      5,827
 Balances at June 30, 2004                      -            72,029      53,908        13,964    139,901
 Current portion                                -            23,725      21,599             -     45,324
 Long-term portion                              -            48,304      32,309        13,964     94,577

     ANEEL Resolution No. 484 of August 29, 2002, amended by Resolution No. 1 of January 12, 2004, established an extraordinary tariff recovery for the energy supply tariff of electric energy distribution concessionaires spread over the following maximum periods, beginning January 2002: CFLCL (25 months); CENF (64 months); Energipe (49 months); CELB (81 months) and Saelpa (71 months).

     In addition to revising the effective terms of the extraordinary tariff recovery, ANEEL Resolution No. 1 of January 12, 2004 sanctioned the Portion A amount and determined that their recovery would be achieved through the same mechanism as that adopted for the tariff recovery and free energy. Based on internal projections, the Companies' management expects to realize all receivables within the periods established by this Resolution.

7.   LOW-INCOME CONSUMERS

     Law No. 10438 of April 26, 2002 classified the residential low-income consumer bracket as being those consumer units with less than 80kWh/month consumption, and Decree No. 4336 of August 15, 2002 increased the bracket to include consumer units utilizing between 80 and 220 kWh/month provided certain requirements are met.

     Due to the new classification, CFLCL and its subsidiaries quantified loss of revenue through June 30, 2004 in the amount of R$5,803 (R$2,812 in March
     2004), for the Parent Company, and R$37,635 (R$18,730 in March 2004), on a Consolidated basis. Eletrobras has already acknowledged compensation of R$3,843 e R$23,898 (R$990 e R$7,325 in March 2004) for the Parent Company and on a consolidated basis, respectively, reported under "Other receivables" in current assets. This compensation will be funded from additional dividends payable to the federal government by Eletrobras, resulting from windfall profits earned by federal government-controlled generating companies during the rationing period. In the event that the Eletrobras dividends are insufficient to compensate the amounts receivable, they will be settled with funds from the global reserve for reversion quota
     (RGR). Simultaneously, the Parent Company and its subsidiaries recognized a provision in current liabilities under the caption "Other payables" in the amount of R$260 (R$544 in March 2004), for the Parent Company, and R$4,069 (R$9,133 in March 2004) on a consolidated basis.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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8.   NOTES RECEIVABLE

     Refers to past-due electric energy accounts receivable, renegotiated with consumers through Acknowledgement of Debt agreements. As of June 30, 2004, these receivables included short-term receivables of R$3,655 (R$4,821 in March 2004) for the Parent Company, R$64,019 (R$68,587 in March 2004) on a consolidated basis, and long-term receivables of R$7,543 (R$6,227 in March
     2004) for the Parent Company, R$38,353 (R$36,232 in March 2004) on a consolidated basis.

     Of the amount of notes receivable, for which CFLCL and the subsidiaries Energipe, CELB, CENF and Saelpa recognized an allowance for doubtful accounts in the amount of R$1,033 for the Parent Company and R$14,452 on consolidated basis.

9.   RENEGOTIATED RECEIVABLES - CONSOLIDATED

                                                                                                Annual
                                                             Credit as of      Monthly        restatement     Credit as of
Creditor             Debtor                                   06/30/2004     installments        index         03/31/2004
--------             ------                                  ------------    ------------     -----------     ------------
Saelpa               Cia, de Agua e Esgotos da Paraiba -
                     CAGEPA                                        19,617             109            IPCA           19,878
Saelpa               Governo do Estado da Paraiba                  50,190             109            IPCA           50,881
                                                                   ------                                           ------
Total                                                              69,807                                           70,759
                                                                   ======                                           ======

Current portion                                                     8,345                                            8,295
Long-term portion                                                  61,462                                           62,464

     These receivables are for electricity consumption through June 2000, and were renegotiated in August 2003, with new contractual clauses and conditions. The receivable from Cia. de Agua e Esgotos da Paraiba - Cagepa is guaranteed by Cagepa's own revenues.

10.  RECOVERABLE TAXES

                                                      Parent Company                   Consolidated
                                                --------------------------      --------------------------
                                                06/30/2004      03/31/2004      06/30/2004      03/31/2004
                                                ----------      ----------      ----------      ----------
ICMS (State VAT)                                     2,840           5,327          29,543          32,249
IRRF (withholding income tax)                        1,473           1,260           6,762           5,831
IRPJ (corporate income tax)                          5,046           4,904          21,418          18,335
CSSL (social contribution tax)                           -               -           1,220           2,266
PIS, COFINS (taxes on revenue)                       2,204           3,894          10,789          12,992
Other                                                  425             406           1,283           2,270
                                                    -------         ------          ------          -------
                                                    11,988          15,791          71,015          73,943
Current portion                                     10,794          14,437          59,424          61,731
Long-term portion                                    1,194           1,354          11,591          12,212

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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11.  TAX CREDITS

     These represent tax credits for tax loss carryforwards. Income and social contribution taxes credits (charges) to income, as well as the offset of the tax credits, are set out as follows:

                                                          Parent Company               Consolidated
                                                      -----------------------    -------------------------
Taxes per statement of income:                        06/30/2004   06/30/2003    06/30/2004     06/30/2003
-----------------------------                         ----------   ----------    ----------     ----------
Income (loss) before income and social
   contribution taxes                                   (12,670)     (25,517)         18,678       (1,757)
Income (expense) from income and social
   contribution taxes calculated at statutory
   tax rates                                               4,308        8,676        (6,350)           597
Adjustments:
Permanent differences                                      5,793        3,327              -             -
Tax credits not recognized in accordance with
   CVM instruction No. 371                               (9,504)     (11,721)        (9,873)      (16,005)
Reduction of income tax and surtaxes (*)                       -            -          5,903             -
Other                                                      (597)        (282)          (611)         (604)
                                                        --------     --------       --------      --------
Expense of deferred income and social
   contribution taxes                                          -            -       (10,931)      (16,012)
                                                        --------     --------       --------      --------

Tax credit per balance sheet:
----------------------------
Tax loss carryforwards - Income tax                       42,527       39,513        148,162       153,722
Tax loss carryforwards - Social contribution tax          13,517       12,360         53,337        46,365
                                                        --------     --------       --------      --------
                                                          56,044       51,873        201,499       200,087
Tax credits not recognized in accordance with
   CVM Instruction No. 371                              (16,038)     (11,867)       (23,853)      (18,642)
                                                        --------     --------       --------      --------
Total                                                     40,006       40,006        177,646       181,445
                                                        ========     ========       =========     =========

     (*) The income tax legislation allows companies operating in the energy infrastructure sector to reduce the amount of income tax due for investments in installed capacity expansion projects, according to article 2, Item I of Decree No. 4213/2002.

     Subsidiaries Saelpa and CELB applied to the Northeast Development Agency (ADENE), formerly SUDENE, for this benefit and obtained authorization for reduction of income tax and surtaxes, starting in 2003, through appraisal reports No. 112/2004 and 113/2004 (for Saelpa) and 094/2004 (for CELB).

     The reduction of income tax and surtaxes, due by the subsidiaries, related to 2003 and first half of 2004, amounted to R$4,926 for Saelpa and R$977 for CELB, which were recorded as capital reserves in the subsidiaries' Shareholders' equity. The subsidiaries' increase in assets was recorded by CFLCL as equity in equity adjustment in the statement of income.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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     On July 1, 2002, CVM issued Instruction No. 371/02, which established criteria for valuation and disclosure of deferred tax credits. In accordance with the provisions contained in said Instruction, the realization of tax credits, for the Parent Company and on a consolidated basis, is estimated as follows:

                                                  Realization of tax credits (*)
                                                  ------------------------------
                                                  Parent
     Estimated Realization                        Company           Consolidated
     ---------------------                        -------           ------------
     2004                                               -                 10,447
     2005                                             200                 21,600
     2006                                           2,500                 27,500
     2007                                           4,500                 34,600
     2008                                           7,000                 38,200
     2009                                           9,000                 27,069
     2010                                          11,200                 11,200
     2011                                           5,606                  7,030
                                                   ------                -------
     Total recorded                                40,006                177,646
                                                   ======                =======

     (*)  Unaudited.

     In 2002 the jointly-controlled subsidiary Usina Termeletrica de Juiz de Fora S.A. - UTEJF recognized income and social contribution tax credits totaling R$9,436, corresponding to the Company's interest in this subsidiary. The jointly-controlled subsidiary's losses were primarily due to the fact that approximately 50% of its installed capacity had not been sold. Beginning 2003, UTEJF's total production had already been contracted, which, according to management's studies and projections, will enable the subsidiary to realize the tax credits recorded. Since December 31, 2003, the jointly-controlled subsidiary generated taxable income and was able to offset R$2,364 of the tax credit recorded in 2002.

     In accordance with CVM Resolution No. 273, CFLCL and its subsidiary Energipe recorded tax loss carryforwards and recorded tax credits only on the tax losses generated through June 30, 2002. As the tax losses generated thereafter did not meet the requirements of Instruction No. 371, no tax credits were recognized for the subsequent tax losses in the amounts of R$16,038 and R$23,853, for the Parent Company and on a consolidated basis, respectively, which, based on internal estimates, are expected to be realized starting 2011.

12.  INVESTMENTS

                                                      Parent Company                   Consolidated
                                                --------------------------      --------------------------
                                                06/30/2004      03/31/2004      06/30/2004      03/31/2004
                                                ----------      ----------      ----------      ----------
Investments in subsidiaries/affiliates             429,392         423,051             160             167
Goodwill on acquisition of
   investments                                      34,143          34,367               -               -
Investments stated at cost                          10,117          10,145          10,515          10,514
                                                   -------         -------          ------          ------
                                                   473,652         467,563          10,675          10,681
                                                   =======         =======          ======          ======

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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     Information on investments in subsidiaries is as follows:

                                                                                                     Mcl      Cat-Leo     Cataguazes
                          Energisa               Multipar     Multiagro    Teleserv     Telecabo     Cabo     Energia       Serv.
                            S.A.       CENF        S.A.         Ltda.       S.A.(1)       S.A.       S.A.       S.A.      Aereos(2)
                          --------     ----      --------     ---------     -------     --------     ----     -------     ----------

 Capital                  755,904     21,000        3,553     5,550           1,140          300      168      25,853       120
 Number of shares and
  sharequotas held
  (thousand):
    Common                 18,991     57,509        3,531         -              38            9       14      58,150         8
    Preferred                   -          -            1         -              75           20        2           -        79
    Sharequotas                 -          -            -     3,700               -            -        -           -         -
 Interest (%)               50,07      59,47        99,96     66,67           99,10        97,59    95,54       99,99     72,80
 Net Income (loss)         12,829      1,142          149     (238)            (74)            -        -      10,005        18
 Shareholders' equity
 (deficit)                735,259     40,963          838       667         (2,288)          264       70      35,121       219
 Equity in subsidiaries     6,423        679          149     (158)            (73)            -        -      10,005        13
 Investments              368,143     24,360          838       445               -          258       67      35,121       160



                               6/30/2004     6/30/2003
                               ---------     ---------
 Capital
 Number of shares and
  sharequotas held
  (thousand):
    Common
    Preferred
    Sharequotas
 Interest (%)
 Net Income (loss)
 Shareholders' equity
 (deficit)
 Equity in subsidiaries           17,038         9,784
 Investments                     429,392       385,786

     (1) The Company recorded a provision for shareholders' deficit in its subsidiaries Teleserv S.A. in the amount of R$2,267 (R$2,193 in 2003), recorded in the account "Other payables" in long-term liabilities.

     (2) Affiliated Company - 20% of the voting capital and 72.8% of the total capital.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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13.  RELATED-PARTY TRANSACTIONS

Parent Company                                                 30/06/2004                  31/03/2004
                                                               ----------                  ----------
                                                            Ativo       Passivo          Ativo       Passivo
                                                            -----       -------          -----       -------
Financing
   Saelpa                                                       -        41,281              -        22,792
   Pbpart Ltda                                                  -        29,986              -        29,476
   Pbpart SE 2 Ltda                                             -        30,959              -        29,549
   Energipe                                                     -        33,322              -        19,868
   Energisa S/A                                                 -         9,746              -         9,520
   CENF                                                         -         9,686              -         6,658
   UTEJF                                                        -           807              -         2,574
   Gipar  S/A                                                   -           368              -           368
   Multisetor Ltda                                              -             9              -             9
   Ivan M, Botelho                                              -             8              -             8
   Fondelec                                                     -         1,059                        1,059
   The Latin America Energy and Electricity
      Fund I,L,P                                                -         1,279              -         1,279
   Alliant Energy Holdings do Brasil Ltda.                                8,715              -         8,715
                                                      -----------       -------   ------------       -------
Total                                                           -       167,225              -       131,875
                                                      -----------       -------   ------------       -------

Advance for future capital increase:
   Multipar S/A                                                16             -             56             -
   Multiagro Ltda                                           2,182             -          1,876             -
   Teleserv S/A                                            12,718             -         12,891             -
   Telecabo S/A                                             2,080             -          2,077             -
   MCL Cabo S/A                                               471             -            471             -
   Cat-Leo Energia S/A                                    102,855                       89,894
                                                      -----------       -------   ------------       -------
                                                                              -                            -
                                                          120,322                      107,265
                                                      -----------       -------   ------------       -------
                                                                              -                            -
Total                                                     120,322       167,225        107,265       131,875
                                                      ===========       =======   ============       =======
Other related-party transactions:
   UTE JF (*)                                                   -        54,882              -        56,068
                                                      ===========       =======   ============       =======

     (*) In June, 30 of 2004 the amount of R$16,985 and R$7,173 are recorded under the caption "Suppliers" in current and long-term liabilities, respectively. At the same time the amount of R$22,202 and R$8,522 are recorded under the caption "Loans and financing" in current and long-term liabilities, respectively.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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     The subsidiary Teleserv S.A., sells TV access by subscription and started operations in May 2001. It has reported losses because its level of operations has been lower than is necessary to meet its costs. Beginning 2004, Company's management will implement a new product line to supplement the principal business activity of pay TV. Based on market projections, including the expected success of this new business segment, management believes that the subsidiary Teleserv S.A. will obtain positive results which will enable to recover the investment of R$12,718 (R$12,891 in March
     2004) recorded as advance for future capital increase.

                                                              Consolidated liabilities
                                       ----------------------------------------------------------------------
                                                                                           Total
                                                                                -----------------------------
                                                      UTEJF        PBPART
Consolidated:                             CFLCL        (*)        SE1 (*)       06/30/2004      03/31/2004
-------------------------------------- ----------- ----------- -------------- --------------- ---------------
Gipar S/A                                     368           -             -            368             368
Multisetor Ltda                                 9           -             -              9               9
Ivan M, Botelho                                 8           -             -              8               8
UTE-JF                                        404           -             -            404           1,287
Fondelec                                    1,059           -             -          1,059           1,059
The Latin America Energy
   and Electricity Fund I,L,P               1,279           -             -          1,279           1,279

Alliant Energy Holdings do
   Brasil Ltda                              8,715      17,472       132,688        158,875         158,874
                                           -- ---      ------       -------        -------         -------
Total                                      11,842      17,472       132,688        162,002         162,884
                                           ======      ======       =======        =======         =======

UTE-JF (**)                                29,399           -             -         29,399          28,034
                                           ======      ======       =======        =======         =======

(*)  Advance for future capital increase.
(**) As of June 30, 2004, the amounts of R$8,871 and R$3,586 are recorded under the caption "Suppliers" in current and long-term liabilities, respectively, at the same time the amount of R$11,891 e R$5,051 are recorded under the caption "Loans and financing" in current and long-term liabilities, respectively.

Financing agreements originate from commercial and financial transactions carried out in the normal course of business and are subject to the average rate of funding from third parties. In the semester ended June 30, 2004, this average rate was approximately CDI (interbank deposit rate) +0.6% p.m., except for balances with shareholders Gipar S.A., Multisetor Ltda., Ivan Muller Botelho, Fondelec, The Latin America Energy and Electricity Fund I, L,P and Alliant Energy Holdings do Brasil Ltda., which refer to retained dividends and are recorded as interest-free loans.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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     Advances for future capital increase are not subject to financial charges.

     Transactions:
     ------------

     Parent Company

                                            Cia. de        Empresa                 Usina
                                         Eletricidade    Energetica    Cat-Leo      Term
                                            de Nova      de Sergipe    Energa     de Juiz              PBPart    PBPart
                               Saelpa      Friburgo         S/A          S/A      de fora     CELB      Ltda       SE 2     Energisa
                               ------    ------------    ----------    -------    -------    ------    ------    -------    --------

Provision of services              370        3,513            356          167         44      345          -           -         -
Purchase of electric energy          -            -              -     (13,647)    (4,788)        -          -           -         -
Equipment lease                      -           24              -            -          -       84          -           -         -
Financial  income (expense)    (2,777)        (590)        (2,777)            -    (4,198)        -    (3,141)     (3,075)     (918)
Connection cost and use              -          164              -          262        347        -          -           -         -

                                       Total
                             -------------------------
                             06/30/2004     06/30/2004
                             ----------     ----------

Provision of services             4,795          4,336
Purchase of electric energy    (18,435)        (9,866)
Equipment lease                     108             71
Financial  income (expense)    (17,476)       (19,223)
Connection cost and use             773            539

     CFLCL provided services to its subsidiaries, in the administrative and support areas, as well as sales of software of its integrated corporate planning and management system. These transactions were carried out on usual market terms.

     These transactions are supported by credit facility agreements and have been submitted for ANEEL's review and approval.

14.  GOODWILL ON ACQUISITION OF INVESTMENTS

     The goodwill paid on the acquisitions of CENF, Energipe, Saelpa and Celb is being amortized over the concession period based on a profitability curve projected for these subsidiaries. As of June 30, 2004, such goodwill amortization is estimated as follows:

Amortization period                Parent Company         Consolidated
-------------------                --------------         ------------

2004 a 2005                               1,646               28,016
2006 a 2007                               3,069               51,750
2008 a 2009                               4,295               63,804
2010 a 2011                               5,761               74,613
2012 a 2013                               6,457               82,852
2014 and thereafter                      12,915              593,814
                                         ------              -------
Total                                    34,143              894,849
                                         ======              =======
Classified as:
Investment                               34,143                    -
Property, plant and equipment                 -              467,732
Deferred charges                              -              427,117
                                         ------              -------
Total                                    34,143              894,849
                                         ======              =======

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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15.  SUPPLIERS

                                                        Parent Company                 Consolidated
                                                  -------------------------     -------------------------
                                                  06/30/2004     03/31/2004     06/30/2004     03/31/2004
                                                  ----------     ----------     ----------     ----------
Current liabilities Electric energy supply:
   Chesf                                                     -              -         93,344         87,855
   Furnas                                                4,256          5,371          4,256          5,371
   Bilateral contracts                                  15,276         14,786         21,041         17,609
   Compensation portion                                  9,812          9,465         18,822         12,360
   Free energy                                               -          1,735         24,204         17,755
Basic network usage                                        575            618          7,856          8,230
Network connection                                           -              -            772            477
Distribution system usage (CUSD)                           572            562          1,836          1,720
Material and services                                    3,988          3,783         21,263         19,397
Others                                                     279            361          2,326          3,442
                                                        ------         ------        -------        -------
                                                        34,758         36,681        195,720        174,216
                                                        ------         ------        -------        -------
Long-term liabilities
Electric energy supply:
Bilateral contracts                                      7,173          8,555          8,754          5,221
Free energy                                                  -              -         35,537         44,589
Material and services                                        -              -         13,755         24,128
                                                        ------         ------        -------        -------
                                                         7,173          8,555         54,046         73,938
                                                        ------         ------        -------        -------
Total                                                   41,931         45,236        253,776        248,154
                                                        ======         ======        =======        =======

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FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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16.  LOANS AND FINANCING

                                                                Parent Company               Consolidated
                                                            -----------------------    ------------------------
                                                            06/30/2004   03/31/2004    06/30/2004    03/31/2004
                                                            ----------   ----------    ----------    ----------
Interest of up to 7% p.a. and monetary restatement
  based on TJLP (Finame, Banese and BNDES)                   37,785       40,349       521,919       522,296
Interest of 1% p.a. and monetary restatement based
  on Selic (BNDES)                                            2,859        1,376        70,303        71,665
Interest of up to 8% p.a. and Finel variation, RGR
  (Eletrobras)                                               13,758       13,853        22,241        23,378
Interest of up to 10% p.a. and monetary restatement
based on IGP-DI variation (Inergus)                               -            -        15,458        15,570
Interest of 1% p.m. and monetary restatement based
  on TR variation (Funasa) and INPC + 0.7974 p.m.                 -            -         5,122         5,661
Interest of up 15,39% p.a. above CDI (Banks:  Mercantil,
  Rural, Schahin, ABC Brasil, HSBC, BBM, BRASCAN, BIC
  BANCO, Santos, Sofisa, Bradesco, BVA, Banif
   Primus, BMC, Pine, Fibra, Guanabara and Daycoval)         59,119       61,621       206,978       191,229
Interest of 4.5% p.a. and monetary restatement based
  on UMBND variation (BNDES)                                      -            -        66,742        63,961
Interest of 0.75% p.m. and monetary restatement
  based on TBF variation (Banese)                                 -            -         3,300         4,402
Interest of up to 5% p.a. and monetary restatement
  above Selic (Banco BNL)                                     2,998        3,221         2,998         3,221
Interest of up to 6% p.a. and monetary restatement
  based  on  IGPM.                                                -            -         1,290         1,000
                                                            -------      -------       -------       -------
Total Local currency                                        116,519      120,420       916,351       902,383
--------------------
Interest of 7.255% p.a. and exchange variation
  (Unibanco and Banco Real)                                       -            -        10,361         9,697
                                                            -------      -------       -------       -------
Total                                                       116,519      120,420       926,712       912,080
                                                            =======      =======       =======       =======

Current portion                                              54,686       50,862       342,255       276,430
Long-term portion                                            61,833       69,558       584,457       635,650

TJLP (Brazilian long-term interest rate) SELIC (Central Bank overnight rate); Finel (Energy Sector financing fund managed by Eletrobras);
RGR (Global reserve for reversion quota) IGP-DI (General Price Index);
TR (Reference Interest Rate);
CDI (Interbank Deposit Rate);
UMBND (BNDES Monetary Unit);
TBF (Basic Financial Rate).

     (*) Consolidated debt includes the financing obtained from BNDES, includes:
     o R$54,982 (R$54,018 in March 2004), obtained by Pbpart Ltda, for acquisition of the controlling interest in CELB

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FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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     o    R$7,296 (R$9,944 in March 2004), obtained by Pbpart SE 2 Ltda, and
          R$222,396 (R$218,863 in March 2004), obtained by Energipe, for acquisition of the controlling interest in Saelpa.
     o The subsidiary Energipe obtained the financing for the operations activities from BNDES, in amount of R$104,090 (R$103,110 in March
          2004).

     This financing is collateralized by the financed shares and all common and preferred shares of Companhia de Eletricidade de Nova Friburgo (CENF) held by CFLCL.

     Additionally, the agreements made by Pbpart Ltda., Energipe, Cat-Leo Energia S.A. and UTEJF with BNDES contain restrictive covenants which, in general, require the Companies to maintain certain financial ratios. Noncompliance with these covenants can result in the accelerated maturity of debts. As of June 30, 2004, the Companies were in compliance with the restrictive covenants.

     Financing obtained from other financial institutions is guaranteed by the revenues of the Company and its subsidiaries, in an amount equivalent to the balance of respective financing.

     Financing obtained from Finame, the Government Agency for Machinery and Equipment Financing, is guaranteed by the equipment financed.

     The agreements of Cat-Leo Energia S.A. and UTEJF also provide for maintenance of minimum amounts in a financial investment account linked to the payment of interest charges. As of June 30, 2004, the balance held for payment of interest to the BNDES, was reported under the caption "Temporary cash investments" in current assets, as R$15,666, in the consolidated balance sheet.

     As of June 30, 2004 the long-term financing matures as follows:

                                        2004
                       ----------------------------------
                       Parent Company        Consolidated
                       --------------        ------------

     2005                   19,256               150,037
     2006                   24,347               181,138
     2007                   10,004               120,736
     2008                      710                22,993
     2009                      710                18,143
     Apos 2010               6,806                91,410
                            ------               -------
                            61,833               584,457
                            ======               =======

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FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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17.  TAXES IN INSTALLMENTS

     On July 31, 2003, CFLCL and its subsidiaries CENF, Energipe, Cat-Leo, CELB and Saelpa adopted PAES, an installment payment plan for taxes established by Law No. 10684 of May 30, 2003, which allowed them to divide into up to 180 installments the payment of debts due until February 28, 2003 to the Federal Revenue Service, Office of the Attorney-General of the Public Finances, and National Institute of Social Security (INSS). CFLCL and its subsidiaries Energipe, CELB and Saelpa and UTEJF also entered into installment plans for their ICMS (State VAT) debts with the state governments

     Maturities are as follows:

                                 Parent Company        Consolidated
                                 --------------        ------------
     2004 a 2005                      6,992                 40,357
     2006                             1,003                 25,954
     2007                             1,003                 25,954
     After 2007                       5,779                 87,435
                                      -----                 ------
     Total                           14,777                179,700
                                     ======                =======

     Current portion                  5,118                 28,322
                                      =====                 ======
     Long-term portion                9,659                151,378
                                      =====                =======

18.  CAPITAL AND DIVIDENDS - PARENT COMPANY

     Subscribed and paid-in capital is represented by 51,218,232,398 (48,662,898,398 in December 2002) common shares, 82,392,170,239 Class A preferred shares and 253,492,770 Class B preferred shares, without par value. Class A preferred shares are nonvoting but have priority in the redemption of capital in the event of Company's liquidation and in the distribution of annual minimum dividends of 10%. Class B preferred shares are nonvoting but have priority in the distribution of annual fixed dividends of 6%.

     At a meeting held on May 25, 2000, the Board of Directors authorized the acquisition, to be held in treasury and later sold, of up to 200,000,000 common shares, 2,700,000,000 Class A preferred shares and 25,000,000 Class B preferred shares, issued by the Company. As of June 3o, 2004, 173,697,043 common shares and 2,608,274,448 Class A preferred shares were acquired and are recorded under the captions "Treasury stock" in shareholders' equity in the amount of R$5,653.

     At the Extraordinary Shareholders' Meeting held on December 9, 2003, the following resolutions were approved by a majority of the Company's shareholders: 1) absorption of accumulated deficit by capital stock in the amount of R$74,358, based on the special balance sheet as of September 30, 2003, without any change in the number of shares; 2) right of preferred shares, regardless of class, to cumulative dividends related to fiscal years 2003 and 2004; and 3) possibility of using capital reserves to pay these cumulative dividends in the year in which profits are insufficient for this purpose.

     On April 30, 2004, the Annual Shareholders' Meeting approved, by majority vote, management accounts and the financial statements for the year ended December 31, 2003, among other.

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CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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     The minority shareholders of FondElec Essential Services Growth Fund L.P.
     and The Latin America Energy and Electricity Fund I, L.P, each managed by FondElec Capital Advisors and Alliant Energy Holdings do Brasil, respectively, all signatories of the Shareholders' Agreement filed at this Company, initiated several suits to suspend the effects of the above-mentioned Extraordinary Shareholders' Meeting, and obtained favorable decisions on certain lawsuits at the lower court. The Company and the subsidiaries Gipar S.A. and Itacatu S.A. filed several appeals to restore the effects of these Extraordinary and Annual Shareholders' Meetings. These appeals were judged in favor of the appellants by the 18th Civil Court of the State of Rio de Janeiro and the 6th Panel, by the Associate Justice of the 2nd Section and the Special Agency of the Reporting Judge of the injunctions filed against the 6th Panel and against the Associate Justice of the 2nd Section of the Federal Regional Court of the 2nd Region, respectively, restoring in full the effectiveness of the resolutions made by the Extraordinary and Annual Shareholders' Meetings. If the final court decision denies the effectiveness of the Shareholders' Meeting resolutions, the recordings will have to be revised.

     As of March 31, 2004, quarterly dividends, related to 2003, in the amount of R$16,723, approved by the Board of Directors' Meeting on March 29, 2004, were recorded as follows: R$5,297, paid since April 28, 2004, and R$11,426 as "debts with related parties" in long-term liabilities, due to their subordination to the indenture of the 6th issuance of debentures of the Company.

     Based on the decision by the 6th Panel of the Federal Regional Court, 2nd Region, the decision suspending the payment of quarterly dividends was revoked, and effective April 28, 2004 the Company started paying dividends to the shareholders who did not subordinate their dividends to the indenture of the 6th issuance of debentures of the Company.

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CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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19.  ELECTRICITY SALES TO FINAL CONSUMERS

     a)   Parent Company

                                               Unaudited
                             -----------------------------------------------
                               Number of consumers             MWh                      R$
                             -----------------------  ----------------------   ----------------------
                             06/30/2004   06/30/2003  06/30/2004  06/30/2003   06/30/2004  06/30/2003
                             ----------   ----------  ----------  ----------   ----------  ----------
Residential                      228,484     221,340     148,735      152,468      62,322      49,888
Industrial                         3,261       3,225     143,709      160,858      29,875      26,717
Commercial                        26,684      26,460      66,356       67,660      23,440      18,121
Rural                             39,927      38,577      52,323       52,379      12,246       9,307
Public sector:
   Federal                            44          42         151          150         135         102
   State                             388         387       3,189        3,175       1,013         767
Municipal                          2,412       2,399       6,716        6,687       2,367       1,791
Public lighting                      225         215      29,402       29,187       6,123       4,328
Public Service                       480         458      14,883       15,762       3,326       2,687
Own consumption                      130         142       1,097        1,094           -           -
                                 -------     -------     -------      -------     -------     -------
                                 302,035     293,245     466,561      489,420     140,847     113,708
Electric energy supply                 -           -      66,281        9,547       2,157          40
Energy sales - MAE
   reversal                            -           -           -            -           -     (1,383)
Unbilled sales (net)                   -           -     (3,785)      (7,053)     (1,100)     (1,046)
Other billed services                  -           -           -            -      10,563       7,718
                                 -------     -------     -------      -------     -------     -------
Total                            302,035     293,245     529,057      491,914     152,467     119,037
                                 =======     =======     =======      =======     =======     =======

     The electric energy supply shown above includes ICMS (state VAT) in the amount of R$29,326 (R$23,960 in June 30, 2003).

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FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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     b)   Consolidated

                                               Unaudited
                             ----------------------------------------------
                               Number of consumers             MWh                      R$
                             -----------------------  ----------------------   ----------------------
                             06/30/2004   06/30/2003  06/30/2004  06/30/2003   06/30/2004  06/30/2003
                             ----------   ----------  ----------  ----------   ----------  ----------
Residential                    1,527,851   1,469,701     890,167      869,395     296,400     229,687
Industrial                        11,426      11,689     925,817    1,040,146     156,306     137,989
Commercial                       132,121     129,301     442,046      434,893     134,980     103,496
Rural                            111,448      97,313     151,538      145,034      26,950      19,924
Public sector:
  Federal                            710         676      29,561       27,887      11,818       8,786
  State                            7,124       6,878      46,185       43,719      13,584      10,211
  Municipal                       12,565      12,184      44,474       41,927       9,913       7,339
Public lighting                    1,289       1,194     170,679      169,754      28,804      21,930
Public Service                     1,617       1,594     153,428      160,467      25,748      20,553
Own consumption                      306         322       4,286        4,421           -           -
                               ---------   ---------   ---------    ---------     -------     -------
                               1,806,457   1,730,852   2,858,181    2,937,643     704,503     559,915
Energy sales reversal -
  MAE                                  -           -           -            -           -       (650)
Electric energy supply                 7           8     429,758      194,105      44,282      22,002
Unbilled sales (net)                   -           -    (17,671)     (16,593)     (1,855)         964
Other billed services                  -           -           -            -      29,696       9,740
                               ---------   ---------   ---------    ---------     -------     -------
Total                          1,806,464   1,730,860   3,270,268    3,115,155     776,626     591,971
                               =========   =========   =========    =========     =======     =======

     (*)  Sum of CFLCL, Energipe, CELB, Saelpa and CENF consumers.

     The electric energy supply shown above includes ICMS (state VAT) in the amount of R$138,128 (R$107,341 in June 30, 2003).

20.  MANAGEMENT REMUNERATION

     For the semester ended June 30, 2004, Personnel expenses includes management remuneration in the amount of R$263 (R$456 in the same period of 2003), for Parent Company, and R$1,883 (R$1,910 in the same period of
     2003), on a consolidated basis.

21.  PROVISION FOR CONTINGENCIES

     The balance of the provision for contingencies of R$3,748 (R$99,959 in consolidated) takes into consideration management's estimate of probable losses, as well as the legal counsel's opinion, and other information as of the date of review of quarterly information, which is consistent with the procedure adopted at 2003 yearend. For ongoing litigation, the Company and subsidiaries have escrow deposits amounting to R$506 (R$48,281 in consolidated).

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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04.01 - EXPLANATORY NOTES
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     The provision for contingencies is made up as follows:

                        Parent Company                  Consolidated
                  --------------------------     --------------------------
Contingencies     06/30/2004      03/31/2004     06/30/2004      03/31/2004
                  ----------      ----------     ----------      ----------
Labor                    756            756         39,063          37,922
Civil                  1,508          1,518         33,438          32,268
Tax                    1,484            884         27,458          21,299
                       -----            ---         ------          ------
Total                  3,748          3,158         99,959          91,489
                       =====          =====         ======          ======

22.  FINANCIAL INSTRUMENTS (CVM INSTRUCTION NO. 235/95)

     Financial instruments, assets and liabilities, are recorded in balance sheet accounts at compatible market values. For the semester ended June 30, 2004, the Company and its subsidiaries do not have derivative instruments.

23.  SUPPLEMENTARY RETIREMENT AND PENSION PLANS

     The Company and its subsidiaries CENF, Energipe, Saelpa, and CELB sponsor supplementary retirement and pension plans for their employees, either defined contribution (CFLCL and CENF) or defined benefit (Energipe, Saelpa, and CELB). Defined benefit plans are evaluated on an actuarial basis at each yearend, aiming at checking whether contributions are sufficient to set up reserves required to meet current and future payment commitments.

     For the first semester of 2004, such plan sponsorship expenses were R$213( Parent Company) and R$4,204( Consolidated).

     The retirement and pension plans sponsored by Energipe and Saelpa recorded, as of June 30, 2004, an estimated actuarial deficit of R$20,935 (R$3,536 in current liabilities and R$17,399 in long-term liabilities) and R$24,651 (R$4,390 in current liabilities and R$20,261 in long-term liabilities), respectively. For consolidated, the amount of R$8,167 is recorded in current liabilities and R$37,660 in long-term liabilities.

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FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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04.01 - EXPLANATORY NOTES
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24.  NEW MODEL FOR THE ELECTRIC ENERGY SECTOR

     At the end of 2003, the Ministry of Mines and Energy (MME) disclosed the bases for a comprehensive institutional reform in the Brazilian electric energy sector. The main changes in the institutional environment were defined by Provisional Measures No. 144 and No. 145 changed, on March 15, 2004, into Laws No. 10,848 and No. 10,847, respectively, mainly the following:

     o    Transfer of several responsibilities from ANEEL to MME;

     o Creation of the Energy Research Company (EPE), the Power System Monitoring Committee (CMSE) and the Electric Power Trade Board (CCEE) which, in summary, will centralize planning, monitoring over the expansion of generation and transmission activities, and market management;

     o Definition of new rules for the trade of electric energy among market participants, mainly the following: increase in electric energy supply through competition (bid for new generation projects); coexistence of two contracting environments: free (ACL) and regulated (ACR); orientation of distribution activities only as regards the network service and sale of energy to captive consumers (it is mandatory to meet 100% of their electric energy requirements); restriction for distributors to sign new agreements for purchase and sale of electric energy; and new rules for free energy consumers.

     To date, significant definitions are still pending regulation through decrees, administrative rulings and/or resolutions. Management is still evaluating the possible impacts of these Provisional Measures on the operations of the Company and its subsidiaries.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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After the first half of 2004, we consider it important to point out the following facts:

Consolidated gross revenue from sales and/or services increases 31.2% in the six-month period

Although consolidated physical sales of energy by the Sistema Cataguazes-Leopoldina companies in their retail markets decreased 2.7% in the first half of 2004, compared to the volume recorded in the same period last year, CFLCL's consolidated gross revenue from sales and/or services was 31.2% higher, reaching R$776,626 thousand (R$152,467 thousand in the parent company). This performance was basically due to the 18.39% increase in CELB's tariffs on February 4, 2004, and partly to Energipe's 14.01% tariff adjustment, on April
22. The tariff increases at CFLCL (17.07%) and CENF (21.60%) took effect only on June 18, and therefore had little effect on the companies' revenues in the period, and consequently on CFLCL's consolidated revenues.

                                Gross Operating Revenue from Sales and/or Services in 2004
                                                     (In R$ thousand)

--------------------------------------------------------------------------------------------------------------------------
                                                                                                 CFLCL Consolidated
                                                                                                 ------------------
     Description                 CFLCL      CENF    Energipe    CELB     Saelpa    Cat-Leo(**)   Total    Variation % (*)
     -----------                 -----      ----    --------    ----     ------    -----------   -----    ---------------

 1st quarter                    75,945    20,213     112,805  25,984    141,333         19,505  384,309             + 34.9
 2nd quarter                    76,522    21,244     118,411  27,641    137,422         23,531  392,317             + 27.8
 Six-month period              152,467    41,457     231,216  53,625    278,755         43,036  776,626             + 31.2
 Variation (%) in revenue
 - 1st half of 2004/2003        + 28.1    + 38.8      + 25.5  + 25.5     + 36.1         + 60.5  + 31.2
--------------------------------------------------------------------------------------------------------------------------

     (*)  Over the same period of 2003
     (**) Consolidated. Cat-Leo Energia jointly controls Usina Termeletrica de
          Juiz de Fora

Electric energy market: total consolidated physical sales of electric energy (3,270 GWh) of Cataguazes-Leopoldina (CFLCL) and its subsidiaries CENF, Energipe, CELB and Saelpa increased 5.0% in the first half of 2004 when compared to the same period last year. This performance was basically due to sales on MAE (Wholesale Energy Market), since sales in the Sistema Cataguazes-Leopoldina companies' retail market decreased by 2.7% (4.7% in the concession area of the parent company CFLCL) for the same period. This decrease was basically due to the loss of three free energy consumers (impact of 167 GWh), one in the concession area of CFLCL and two of the subsidiary Energipe, both of which, however, started billing these consumers for distribution system usage charges, which diminished the financial impacts of these reductions.

It should be noted that if we consider in CFLCL's energy sales balance the energy demand of the referred free energy consumers in the companies' retail market in the first half of 2004, consolidated energy consumption in the concession areas of the Sistema Cataguazes-Leopoldina companies will then show an increase of 3.0% in relation to the same period of 2003. Shown below is the behavior of the energy market in the first half of 2004, with and without the free energy consumers:

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FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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                                              Energy Market in 2004
                                                    (In GWh)

---------------------------------------------------------------------------------------------------------------
 Description                                          1st         2nd         Total            Variation (%)
                                                    quarter     quarter      1st half     1st half of 2004/2003
---------------------------------------------------------------------------------------------------------------

 CFLCL (Parent company)
 .   Retail market (without free consumer)              232        235            467               - 4.7
 .   Retail market (with free consumer)                 251        255            506               + 3.5
 .   Total (without free consumer)                      294        235            529               + 7.6

 CENF
 . Retail market                                         69         70            139                   -
 . Total                                                 79         80            159               - 0.2

 Energipe
 . Retail market (without free consumers)               421        421            842               - 9.7
 . Retail market (with free consumers)                  478        492            970               + 4.0
 . Total (without free consumers)                       516        444            960               - 7.0

 CELB
 . Retail market                                        133        134            267               + 3.0
 . Total                                                139        134            273               + 1.5

 Saelpa
 . Retail market                                        571        572          1.143               + 2.3
 . Total                                                601        584          1.185               + 2.8

 CFLCL Consolidated
 . Retail market (without free consumers)             1,426      1,432          2,858               - 2.7
 . Retail market (with free consumers)                1,502      1,523          3,025               + 3.0
 . Total (without free consumers)                     1,688      1,582          3,270               + 5.0
---------------------------------------------------------------------------------------------------------------

Cash generation grows 16.5%, subsidiaries' results increase by R$17,038 thousand and CFLCL reduces its consolidated losses by 52%

Cash generation: due to the lower impact of controllable expenses (personnel, materials and outside services) on Net Revenue from Sales and/or Services (16.3% in the first half of 2004, against 17.2% in the first half of 2003), CFLCL's consolidated cash generation from operations (EBITDA) grew 16.5%, totaling R$154,019 thousand (R$20,417 thousand in the parent company CFLCL), which represents a consolidated margin of 27.4%.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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
                                     Generation of Operating Cash (EBITDA) in 2004
                                                   (In R$ thousand)

----------------------------------------------------------------------------------------------------------------------
                                                                                              CFLCL Consolidated
       Description         CFLCL      CENF     Energipe     CELB    Saelpa    Cat-Leo (**) Amount    Variation (%) (*)
----------------------------------------------------------------------------------------------------------------------
 1st quarter               11,479     1,281      29,336     5,075   26,515        11,476    85,822          + 24.8
 2nd quarter                8,938     1,716      23,446     3,249   16,026        14,827    68,197           + 7.5

 Total 1st half            20,417     2,997      52,782     8,324   42,541        26,303   154,019          + 16.5
 Variation (%) of EBITDA
 1st half of 2004 / 2003   - 21.2    + 63.6      + 40.8   + 74.9     - 9.5       + 73.1     + 16.5
----------------------------------------------------------------------------------------------------------------------

(*)  Over same period in 2003
(**) Consolidated. Cat-Leo Energia jointly controls Usina Termeletrica de Juiz de Fora EBITDA = revenue from electric energy services + depreciation

     Subsidiaries' results: Due to the operating performance of the subsidiaries engaged in generating activities, Cat-Leo Energia and Usina Termeletrica de Juiz de Fora, and subsidiaries engaged in distribution activities, CENF, Energipe, CELB and Saelpa, Cataguazes-Leopoldina recorded in the first half of 2004 an equity gain in its direct and indirect subsidiaries in the amount of R$17,038 thousand, which is 74.1% higher than in the first half of last year.

     This result, by company, is shown as follows:

                             Equity in subsidiaries
                                (In R$ thousand)

--------------------------------------------------------------------------------
                           Net income (loss)              Equity in subsidiaries
                         -------------------------------------------------------
Company                    1st half      1st half        1st half       1st half
                           of 2004        of 2003        of 2004         of 2003
--------------------------------------------------------------------------------

Energisa (*)                 12,829       (4,510)           6,423        (2,258)
CENF                          1,142          (93)             679           (55)
Cat-Leo Energia (**)         10,005        12,753          10,005         12,753
Other                         (145)         (712)            (69)          (656)

Total                             -             -          17,038          9,784
--------------------------------------------------------------------------------

(*) Directly controls Energipe and indirectly controls CELB and Saelpa (**) Jointly controls Usina Termeletrica de Juiz de Fora

     Cataguazes-Leopoldina reduced its consolidated loss by 52% (50% for the parent company CFLCL): financial expenses still hampered the consolidated result in the first half of 2004, when compared to the same period last year. The consolidated loss in the first half of this year was R$11,900 thousand (R$12,670 thousand in the parent company CFLCL) against a loss of R$24,647 thousand (R$25,517 thousand in the parent company CFLCL) in the first half of 2003.

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FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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     Consolidated financial expenses in the first half of 2004 amounted to
     R$128,258 thousand (R$46,936 thousand in the parent company CFLCL), against R$151.920 thousand (R$57,618 thousand in the parent company CFLCL) in the first half of 2003, which represents a reduction of 16% (19% in the parent company CFLCL).

     We also emphasize that the consolidated result of CFLCL in the first half of 2004 is affected by reserves for contingencies and allowances for doubtful accounts, in the amount of R$21,812 thousand (R$1,715 thousand in the parent company CFLCL), of which R$17,478 thousand (R$598 thousand in the parent company CFLCL) was recognized in the second quarter of 2004.

                   Evolution of Loss in the First Half of 2004
                                  (R$ thousand)

-------------------------------------------------------------------------------
                      Parent Company                   Consolidated
  Net loss          2004           2003             2004            2003
                    ----           ----             ----            ----

1st quarter      (4,861)       (16,005)          (4,477)        (15,570)
2nd quarter      (7,809)        (9,512)          (7,423)         (9,077)
1st half        (12,670)       (25,517)         (11,900)        (24,647)

-------------------------------------------------------------------------------

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FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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     We present below the equity, commercial and performance indicators, Company and consolidated, of CFLCL and its subsidiaries, as of June 30, 2004:

------------------------------------------------------------------------------------------------------------------------
                                              CFLCL       CENF   Energipe       CELB    Saelpa  Cat-Leo(*)  Consolidated
                                             ------       ----   --------       ----    ------  ----------  ------------
  Physical data
  Number of employees                           694         89        810        209     1.470         190       3.516
  Number of consumers (thousand)                302         80        443        133       848           -       1.806
  GWh sold in  retail market                    467        139        842        267     1.143           -       2.858

  Financial data (R$ thousand)
  ----------------------------
  Total assets                              943,150     86,446  1,287,337    109,915   761,158     345,869   2,900,016
  Cash and banks                             29,487      1,231     16,102      7,359    11,554      19,728      86,287
  Indebtedness (**)                         359,858      7,493    413,207     23,378   100,307     151,450   1,102,607
  Shareholders' equity + minority           331,776     40,963    692,887     28,937   181,281      35,121     818,218
    interest   (***)
  Gross revenue from sales and/or services  152,467     41,457    231,216     53,625   278,755      43,036     776,626
  Net revenue from sales and/or services    107,261     27,410    167,390     40,828   203,419      40,187     562,249
  Income from operations                     13,809      1,734     46,032      6,809    33,702      23,373     125,824
  Financial expenses, net                  (43,441)      (129)   (32,218)    (2,115)  (12,635)    (10,595)   (100,400)
  Net income (loss)                        (12,670)      1,142     13,583      3,082    14,507      10,005    (11,900)
  Generation of funds (EBITDA)               20,417      2,997     52,782      8,324    42,541      26,303     154,019
  EBITDA/net revenue (%)                       19.0       10.9       31.5       20.4      20.9        65.5        27.4
------------------------------------------------------------------------------------------------------------------------

(*) Consolidated - Cat-Leo Energia jointly controls Usina Termeletrica de Juiz de Fora, with consolidated sales of 304 GWh in the first half of 2004.

(**)  Indebtedness = loans and financing + debentures - regulatory assets

(***) Includes R$260,121 thousand and R$12,000 thousand in the shareholders' equity of Energipe and CELB, in connection with advances for future capital increases received from their parent companies Energisa S/A and Pbpart Ltda, respectively.

Consolidated investments exceed R$78 million

In the first half of 2004, CFLCL and its subsidiaries CENF, Cat-Leo Energia, Usina Termeletrica de Juiz de Fora, Energipe, CELB and Saelpa invested R$78,397 thousand (R$98,415 thousand in the first half of 2003) in the maintenance and improvement of their electric systems.

                                                   Investments in the
                                                   first half of 2004

-----------------------------------------------------------------------------------------------------------------------
                                                                                                        Variation over
Amounts in R$  thousand                CFLCL(*)      CENF    Energipe      CELB    Saelpa     Total    1st half of 2003
                                       --------      ----    --------      ----    ------     -----    ----------------

.. Generation                             29,163         -          39         -         -    29,202              - 52 %
.. Transmission, distribution and          7,999     2,188       8,323     2,236    28,449    49,195              + 29 %
other
   Total                                 37,162     2,188       8,362     2,236    28,449    78,397              - 20 %
 Variation over 1st half of 2003          - 47%     + 27%       - 31%     + 33%    + 131%     - 20%
-----------------------------------------------------------------------------------------------------------------------

(*) Include investments in generation of Cat-Leo Energia (R$27,632 thousand) and Usina Termeletrica de Juiz de Fora (R$77 thousand).

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FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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The following investments in the first half should be highlighted:

1) Construction work for the small hydroelectric plant (PCH) Ivan Botelho III (formerly Triunfo), with annual production capacity of 120 GWh (24.4 WM), which are on schedule. The first generating unit of this PCH is scheduled to start up in November and the second in December of this year.

     The treatment of the dam's foundation was concluded, the earth dam construction continues at a fast pace, and 65% of the high-pressure ducts have been concluded. Concreting of the power house is in the final stage and the assembly of pipes in the hydraulic units has been started. Of the five PCHs that are part of the Sistema Cataguazes-Leopoldina's own-generation project and whose construction were started at the same time, in mid-2002, this is the last one to be concluded.

     The Sistema Cataguazes-Leopoldina's generating plants are currently composed of 19 PCHs (total installed capacity of 105 MW and annual production capacity of 525 GWh) and 50% holdings of a thermoelectric power plant (Usina Termeletrica de Juiz de Fora, with 87 MW of installed capacity and 650 GWh of annual production capacity).

2) New software developed by the Sistema Cataguazes-Leopoldinaem and already in operation is able to optimize data collection and the monitoring of operating and financial data of CFLCL and its subsidiaries CENF, Energipe, CELB and Saelpa. The software is part of the Sistema Cataguazes-Leopoldina's strategic management program started in 2001 and its main objective is reducing controllable expenses, consumer default and the consolidated rate of technical and commercial losses, which in 2004 should be around 14% (14.85% in 2003), resulting in savings of approximately R$ 20 million in the year.

Performance of shares on Bovespa

In the first half of 2004, CFLCL's class "A" preferred shares, which have the highest liquidity, appreciated 13.3% on Bovespa (Sao Paulo Stock Exchange), against a 13.6% fall of the IEE (electric energy sector index). At the end of June, CFLCL's class "A" preferred shares were quoted at 55% of their book value, equivalent to R$ 2.53 per thousand shares.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------

06.01 - CONSOLIDATED BALANCE SHEET ASSETS THOUSAND REAIS

---------------------------------------------------------------------------------------------------------------------
1 - CODE             2 - DESCRIPTION                                                   3-06/30/2004      4-03/31/2004
---------------------------------------------------------------------------------------------------------------------
1                    Total assets                                                         2,900,016         2,878,248
---------------------------------------------------------------------------------------------------------------------
1.01                 Current assets                                                         556,738           540,951
---------------------------------------------------------------------------------------------------------------------
1.01.01              Cash on hand                                                            86,287            79,494
---------------------------------------------------------------------------------------------------------------------
1.01.01.01           Cash and banks                                                          29,126            21,469
---------------------------------------------------------------------------------------------------------------------
1.01.01.02           Marketable securities                                                   57,161            58,025
---------------------------------------------------------------------------------------------------------------------
1.01.02              Credits                                                                332,488           322,358
---------------------------------------------------------------------------------------------------------------------
1.01.02.01           Accounts receivable from Clients/Consumers                             283,645           260,779
---------------------------------------------------------------------------------------------------------------------
1.01.02.02           Notes and other accounts receivable                                     64,019            68,587
---------------------------------------------------------------------------------------------------------------------
1.01.02.03           Renegotiated receivables                                                 8,345             8,295
---------------------------------------------------------------------------------------------------------------------
1.01.02.04           Extraordinary tariff recovery                                           45,324            47,781
---------------------------------------------------------------------------------------------------------------------
1.01.02.05           (-) Allowance for doubtful accounts                                   (68,845)          (63,084)
---------------------------------------------------------------------------------------------------------------------
1.01.03              Stocks Inventory                                                         2,326             2,157
---------------------------------------------------------------------------------------------------------------------
1.01.04              Other                                                                  135,637           136,942
---------------------------------------------------------------------------------------------------------------------
1.01.04.01           Recoverable taxes                                                       59,424            61,731
---------------------------------------------------------------------------------------------------------------------
1.01.04.02           Low-Income Consumers                                                    13,737            11,405
---------------------------------------------------------------------------------------------------------------------
1.01.04.03           Prepaid expenses                                                        50,839            48,135
---------------------------------------------------------------------------------------------------------------------
1.01.04.04           Other                                                                   11,637            15,671
---------------------------------------------------------------------------------------------------------------------
1.02                 Long term assets                                                       509,159           513,890
---------------------------------------------------------------------------------------------------------------------
1.02.01              Miscellaneous credits                                                  222,540           236,635
---------------------------------------------------------------------------------------------------------------------
1.02.01.01           Accounts receivable from Clients/Consumers                              35,478            40,886
---------------------------------------------------------------------------------------------------------------------
1.02.01.02           Notes and other accounts receivable                                     38,353            36,232
---------------------------------------------------------------------------------------------------------------------
1.02.01.03           Renegotiated receivables                                                61,462            62,464
---------------------------------------------------------------------------------------------------------------------
1.02.01.04           Extraordinary tariff recovery                                           94,577            99,654
---------------------------------------------------------------------------------------------------------------------
1.02.01.05           (-) Allowance for doubtful accounts                                    (7,330)           (2,601)
---------------------------------------------------------------------------------------------------------------------
1.02.02              Credits with Affiliated Persons                                              0                 0
---------------------------------------------------------------------------------------------------------------------
1.02.02.01           Credits with Affiliated Companies                                            0                 0
---------------------------------------------------------------------------------------------------------------------
1.02.02.02           Subsidiaries                                                                 0                 0
---------------------------------------------------------------------------------------------------------------------
1.02.02.03           Other related entities                                                       0                 0
---------------------------------------------------------------------------------------------------------------------
1.02.03              Others                                                                 286,619           277,255
---------------------------------------------------------------------------------------------------------------------
1.02.03.01           Judicial deposits                                                       48,281            43,270
---------------------------------------------------------------------------------------------------------------------
1.02.03.02           Tax credits                                                            177,646           181,445
---------------------------------------------------------------------------------------------------------------------
1.02.03.03           Recoverable taxes                                                       11,591            12,212
---------------------------------------------------------------------------------------------------------------------
1.02.03.04           Emergency Energy Rationing Program                                       7,855             7,875
---------------------------------------------------------------------------------------------------------------------
1.02.03.05           Others                                                                  41,246            32,453
---------------------------------------------------------------------------------------------------------------------
1.03                 Permanent assets                                                     1,834,119         1,823,407
---------------------------------------------------------------------------------------------------------------------
1.03.01              Investments                                                             10,675            10,681
---------------------------------------------------------------------------------------------------------------------
1.03.01.01           Holdings in affiliates                                                  10,139            10,146
---------------------------------------------------------------------------------------------------------------------
1.03.01.02           Holdings in subsidiaries                                                     0                 0
---------------------------------------------------------------------------------------------------------------------
1.03.01.03           Other investments                                                          536               535
---------------------------------------------------------------------------------------------------------------------
1.03.02              Fixed assets                                                         1,390,329         1,379,423
---------------------------------------------------------------------------------------------------------------------
1.03.02.01           Hydraulic Production                                                   253,194           204,371
---------------------------------------------------------------------------------------------------------------------
1.03.02.02           Transmission System associated to Production                            24,000            20,973
---------------------------------------------------------------------------------------------------------------------
1.03.02.03           Distribution of Lines/ Nets/Substations                              1,021,527           996,392
---------------------------------------------------------------------------------------------------------------------
1.03.02.04           Sales                                                                   16,170            16,296
---------------------------------------------------------------------------------------------------------------------
1.03.02.05           Administration                                                          91,415            89,846
---------------------------------------------------------------------------------------------------------------------
1.03.02.06           Current fixed assets                                                   126,642           172,780
---------------------------------------------------------------------------------------------------------------------
1.03.02.07           (-) Accumulated Depreciation                                         (453,317)         (439,740)
---------------------------------------------------------------------------------------------------------------------
1.03.02.08           Premium in incorporated company                                        467.732           470,389
---------------------------------------------------------------------------------------------------------------------
1.03.02.09           (-)Goodwill premium amortization                                                               0
---------------------------------------------------------------------------------------------------------------------
1.03.02.10           (-) Special Obligations                                              (157,034)         (151,884)
---------------------------------------------------------------------------------------------------------------------
1.03.03              Deferred                                                               433,115           433,303
---------------------------------------------------------------------------------------------------------------------
1.03.03.01           Goodwill premium at investments                                        427,117           428,223
---------------------------------------------------------------------------------------------------------------------
1.03.03.02           Software Acquisition Costs                                               7,578             6,399
---------------------------------------------------------------------------------------------------------------------
1.03.03.03           (-) Accumulated Amortization                                           (1,580)           (1,319)
---------------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------

06.02 - CONSOLIDATED BALANCE SHEET LIABILITIES (THOUSAND REAIS)

---------------------------------------------------------------------------------------------------------------------
1 - CODE             2 - DESCRIPTION                                                   3-06/30/2004      4-03/31/2004
---------------------------------------------------------------------------------------------------------------------
2                    Total liabilities                                                    2,900,016         2,878,248
---------------------------------------------------------------------------------------------------------------------
2.01                 Current liabilities                                                    803,336           707,008
---------------------------------------------------------------------------------------------------------------------
2.01.01              Loans and financing                                                    342,255           276,430
---------------------------------------------------------------------------------------------------------------------
2.01.02              Debentures                                                              97,282            95,323
---------------------------------------------------------------------------------------------------------------------
2.01.03              Suppliers                                                              195,720           174,216
---------------------------------------------------------------------------------------------------------------------
2.01.04              Taxes, fees and contributions                                          105,351            95,596
---------------------------------------------------------------------------------------------------------------------
2.01.04.01           VAT (ICMS) payable                                                      30,191            25,793
---------------------------------------------------------------------------------------------------------------------
2.01.04.02           Social charges payable                                                   3,227             2,653
---------------------------------------------------------------------------------------------------------------------
2.01.04.03           Income tax and social contributions payable                             12,054             9,100
---------------------------------------------------------------------------------------------------------------------
2.01.04.04           Social contribution (PIS / Cofins) payable                              29,603            24,004
---------------------------------------------------------------------------------------------------------------------
2.01.04.05           Income tax withheld at the source                                        1,256               885
---------------------------------------------------------------------------------------------------------------------
2.01.04.06           Taxes payments                                                          28,322            32,035
---------------------------------------------------------------------------------------------------------------------
2.01.04.07           Others                                                                     698             1,126
---------------------------------------------------------------------------------------------------------------------
2.01.05              Dividends payable                                                            0                 0
---------------------------------------------------------------------------------------------------------------------
2.01.06              Provisions                                                              11,416            10,006
---------------------------------------------------------------------------------------------------------------------
2.01.06.01           Provisions for vacations and salaries                                   11,416            10,006
---------------------------------------------------------------------------------------------------------------------
2.01.07              Debt owed to affiliates                                                      0                 0
---------------------------------------------------------------------------------------------------------------------
2.01.08              Others                                                                  51,312            55,437
---------------------------------------------------------------------------------------------------------------------
2.01.08.01           Salaries payable                                                         1,327             1,292
---------------------------------------------------------------------------------------------------------------------
2.01.08.02           Consumer charges payable                                                 8,657             8,094
---------------------------------------------------------------------------------------------------------------------
2.01.08.03           Interest on own capital payable                                          2,327             8,551
---------------------------------------------------------------------------------------------------------------------
2.01.08.04           Incumbency of debts                                                      5,339             4,670
---------------------------------------------------------------------------------------------------------------------
2.01.08.05           Low-Income Consumers                                                     4,069             9,133
---------------------------------------------------------------------------------------------------------------------
2.01.08.06           Others                                                                  29,593            23,697
---------------------------------------------------------------------------------------------------------------------
2.02                 Long term liability                                                  1,278,462         1,353,857
---------------------------------------------------------------------------------------------------------------------
2.02.01              Loans and financing                                                    584,457           635,650
---------------------------------------------------------------------------------------------------------------------
2.02.02              Debentures                                                             146,759           158,768
---------------------------------------------------------------------------------------------------------------------
2.02.03              Provisions                                                                   0                 0
---------------------------------------------------------------------------------------------------------------------
2.02.04              Debt owed to affiliates                                                162,002           162,884
---------------------------------------------------------------------------------------------------------------------
2.02.05              Others                                                                 385,244           396,555
---------------------------------------------------------------------------------------------------------------------
2.02.05.01           Suppliers                                                               58,046            73,938
---------------------------------------------------------------------------------------------------------------------
2.02.05.02           Taxes payable                                                           30,027            32,035
---------------------------------------------------------------------------------------------------------------------
2.02.05.03           Provision for actuarial deficit                                         37,660            37,128
---------------------------------------------------------------------------------------------------------------------
2.02.05.04           Taxes payments                                                         151,378           153,072
---------------------------------------------------------------------------------------------------------------------
2.02.05.05           Provisions for contingencies                                            99,959            91,489
---------------------------------------------------------------------------------------------------------------------
2.02.05.06           Others                                                                   8,174             8,893
---------------------------------------------------------------------------------------------------------------------
2.03                 Results of future periods                                                                      0
---------------------------------------------------------------------------------------------------------------------
2.04                 Minority participation                                                 521,171           513,320
---------------------------------------------------------------------------------------------------------------------
2.05                 Net equity                                                             297,047           304,063
---------------------------------------------------------------------------------------------------------------------
2.05.01              Paid in capital                                                        279,977           279,977
---------------------------------------------------------------------------------------------------------------------
2.05.01.01           Common stocks                                                          107,123           107,123
---------------------------------------------------------------------------------------------------------------------
2.05.01.02           Preferred stocks A                                                     172,324           172,324
---------------------------------------------------------------------------------------------------------------------
2.05.01.03           Preferred stocks B                                                         530               530
---------------------------------------------------------------------------------------------------------------------
2.05.02              Capital reserve                                                         30,729            31,138
---------------------------------------------------------------------------------------------------------------------
2.05.02.01           Monetary correction of capital                                           9,837             9,837
---------------------------------------------------------------------------------------------------------------------
2.05.02.02           Premium subscription of shares                                           6,057             6,057
---------------------------------------------------------------------------------------------------------------------
2.05.02.03           Special monetary correction of capital                                   4,175             4,175
---------------------------------------------------------------------------------------------------------------------
2.05.02.04           Remuneration of fixed assets in progress                                 6,386             6,386
---------------------------------------------------------------------------------------------------------------------
2.05.02.05           Investment subsidy reserve                                               9,927             9,927
---------------------------------------------------------------------------------------------------------------------
2.05.02.06           Treasury shares                                                        (5,653)           (5,244)
---------------------------------------------------------------------------------------------------------------------
2.05.03              Revaluation reserve                                                          -                 -
---------------------------------------------------------------------------------------------------------------------
2.05.03.01           Own assets                                                                   -                 -
---------------------------------------------------------------------------------------------------------------------
2.05.03.02           Subsidiaries/affiliates                                                      -                 -
---------------------------------------------------------------------------------------------------------------------
2.05.04              Profit reserve                                                               -                 -
---------------------------------------------------------------------------------------------------------------------
2.05.04.01           Legal reserve                                                                -                 -
---------------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------

06.02 - CONSOLIDATED BALANCE SHEET LIABILITIES (THOUSAND REAIS)

---------------------------------------------------------------------------------------------------------------------
1 - CODE             2 - DESCRIPTION                                                   3-06/30/2004      4-03/31/2004
---------------------------------------------------------------------------------------------------------------------
2.05.04.02           Statutory reserve                                                            -                 -
---------------------------------------------------------------------------------------------------------------------
2.05.04.03           Contingency reserve                                                          -                 -
---------------------------------------------------------------------------------------------------------------------
2.05.04.04           Reserve for future profits                                                   -                 -
---------------------------------------------------------------------------------------------------------------------
2.05.04.05           Retained profit                                                              -                 -
---------------------------------------------------------------------------------------------------------------------
2.05.04.06           Special reserve for undistributed dividends                                  -                 -
---------------------------------------------------------------------------------------------------------------------
2.05.04.07           Other income reserve                                                         -                 -
---------------------------------------------------------------------------------------------------------------------
2.05.05              Accumulated earnings/losses                                            (13,659           (7,052)
---------------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------

07.01 - CONSOLIDATED INCOME STATEMENT (THOUSAND REAIS)

----------------------------------------------------------------------------------------------------------------------------------
1 - CODE     2 - DESCRIPTION                                   3-04/01/2004   4-01/01/2004 to   5-04/01/2003 to    5-01/01/2003 to
                                                              to 06/30/2004   06/30/2004        06/30/2003         06/30/2003
----------------------------------------------------------------------------------------------------------------------------------
3.01         Gross revenue from sales/services                      392,317           776,626           307,057            591,971
----------------------------------------------------------------------------------------------------------------------------------
3.01.01      Gross revenue in the year                              392,317           776,626           307,707            592,621
----------------------------------------------------------------------------------------------------------------------------------
3.01.02      Extraordinary tariff recovery adjustment                     0                 0                 0                  0
----------------------------------------------------------------------------------------------------------------------------------
3.01.03      Electricity sales - MAE adjusted                             0                 0             (650)              (650)
----------------------------------------------------------------------------------------------------------------------------------
3.02         Deductions from gross revenue                        (112,745)         (214,377)          (72,962)          (142,696)
----------------------------------------------------------------------------------------------------------------------------------
3.02.01      Invoiced ICMS                                         (70,858)         (138,128)          (54,764)          (107,341)
----------------------------------------------------------------------------------------------------------------------------------
3.02.02      Pis, Cofins, and ISS                                  (38,456)          (69,416)          (14,916)           (28,714)
----------------------------------------------------------------------------------------------------------------------------------
3.02.03      Quotas to the Global Reversion Reserve - RGR           (3,431)           (6,833)           (3,282)            (6,641)
----------------------------------------------------------------------------------------------------------------------------------
3.03         Net revenue from sales/services                        279,572           562,249           234,095            449,275
----------------------------------------------------------------------------------------------------------------------------------
3.04         Cost of goods/services sold                          (225,522)         (436,425)         (184,146)          (343,873)
----------------------------------------------------------------------------------------------------------------------------------
3.04.01      Personnel                                             (29,239)          (55,765)          (23,396)           (48,251)
----------------------------------------------------------------------------------------------------------------------------------
3.04.02      Material                                               (3,774)           (6,993)           (3,534)            (6,808)
----------------------------------------------------------------------------------------------------------------------------------
3.04.03      Services rendered by third parties                    (15,126)          (28,751)          (10,518)           (22,352)
----------------------------------------------------------------------------------------------------------------------------------
3.04.04      Electric energy purchased for resale                 (104,427)         (214,474)          (98,258)          (191,217)
----------------------------------------------------------------------------------------------------------------------------------
3.04.05      Electric energy purchased-Extraordinary tariff
             recovery adjustment                                          0                 0                 0                  0
----------------------------------------------------------------------------------------------------------------------------------
3.04.06      Electric energy purchased-MAE reversal                       0                 0                 0                  0
----------------------------------------------------------------------------------------------------------------------------------
3.04.07      Royalties on Hydro Resources                              (85)             (219)              (31)              (150)
----------------------------------------------------------------------------------------------------------------------------------
3.04.08      Electric Potency Transportation Charge                (21,760)          (41,541)          (16,491)           (30,767)
----------------------------------------------------------------------------------------------------------------------------------
3.04.09      Depreciation / Amortization                           (14,147)          (28,195)          (13,481)           (26,817)
----------------------------------------------------------------------------------------------------------------------------------
3.04.10      Fuel quota equalization -CCC                          (13,156)          (27,877)          (11,134)           (23,783)
----------------------------------------------------------------------------------------------------------------------------------
3.04.11      Provision (reversion) for contingencies               (17,478)          (21,812)           (2,000)             16,488
----------------------------------------------------------------------------------------------------------------------------------
3.04.12      Other expenses                                         (6,330)          (10,798)           (5,303)           (10,216)
----------------------------------------------------------------------------------------------------------------------------------
3.05         Earnings before interest and taxes (EBIT)               54,050           125,824            49,949            105,402
----------------------------------------------------------------------------------------------------------------------------------
3.06         Other operating expenses                              (53,300)         (107,912)          (47,925)          (107,806)
----------------------------------------------------------------------------------------------------------------------------------
3.06.01      Sales                                                        0                 0                 0                  0
----------------------------------------------------------------------------------------------------------------------------------
3.06.02      General and administrative                                   0                 0                 0                  0
----------------------------------------------------------------------------------------------------------------------------------
3.06.03      Financial results                                     (49,546)         (100,400)          (43,213)           (98,388)
----------------------------------------------------------------------------------------------------------------------------------
3.06.03.01   Financial revenue                                       18,680            27,858            44,269             53,532
----------------------------------------------------------------------------------------------------------------------------------
3.06.03.02   Financial expenses                                    (68,226)         (128,258)          (87,482)          (151,920)
----------------------------------------------------------------------------------------------------------------------------------
3.06.04      Other operating revenue                                      0                 0                 0                  0
----------------------------------------------------------------------------------------------------------------------------------
3.06.05      Other operating expenses                               (3,763)           (7,527)           (4,719)            (9,438)
----------------------------------------------------------------------------------------------------------------------------------
3.06.05.01   Premium Amortization                                   (3,763)           (7,527)           (4,719)            (9,438)
----------------------------------------------------------------------------------------------------------------------------------
3.06.06      Equity adjustment result                                     9                15                 7                 20
----------------------------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------

07.01 - CONSOLIDATED INCOME STATEMENT

--------------------------------------------------------------------------------------------------------------------------------
1 - CODE  2 - DESCRIPTION                               3-04/01/2004 to    4-01/01/2004 to   5-04/01/2003 to     5-01/01/2003 to
                                                        06/30/2004         06/30/2004        06/30/2003          06/30/2003
--------------------------------------------------------------------------------------------------------------------------------
3.07      Operating income                                          750             17,912             2,024             (2,404)
--------------------------------------------------------------------------------------------------------------------------------
3.08      Non-operating income                                      650                766             (320)                 647
--------------------------------------------------------------------------------------------------------------------------------
3.08.01   Revenue                                                 1,091              1,868               565               2,048
--------------------------------------------------------------------------------------------------------------------------------
3.08.02   Expenses                                                (441)            (1,102)             (885)             (1,401)
--------------------------------------------------------------------------------------------------------------------------------
3.09      Earning before tax / profit-sharing                     1,400             18,678             1,704             (1,757)
--------------------------------------------------------------------------------------------------------------------------------
3.10      Provision for income tax and social
          contribution                                          (1,038)           (10,931)           (6,858)            (16,012)
--------------------------------------------------------------------------------------------------------------------------------
3.10.01   Social contribution                                   (1,650)            (4,022)           (1,803)             (4,217)
--------------------------------------------------------------------------------------------------------------------------------
3.10.02   Income tax                                                612            (6,909)           (5,055)            (11,795)
--------------------------------------------------------------------------------------------------------------------------------
3.11      Deferred income tax                                         0                  0                 0                   0
--------------------------------------------------------------------------------------------------------------------------------
3.12      Profit sharing/statutory contributions                      0                  0                 0                   0
--------------------------------------------------------------------------------------------------------------------------------
3.12.01   Profit sharing                                              0                  0                 0                   0
--------------------------------------------------------------------------------------------------------------------------------
3.12.02   Contributions                                               0                  0                 0                   0
--------------------------------------------------------------------------------------------------------------------------------
3.13      Reversion of interest on own capital                       64                 64                 0                   0
--------------------------------------------------------------------------------------------------------------------------------
3.14      Minority participation                                (7,849)           (19,711)           (3,923)             (6,878)
--------------------------------------------------------------------------------------------------------------------------------
3.15      Net income                                            (7,423)           (11,900)           (9,077)            (24,647)
--------------------------------------------------------------------------------------------------------------------------------
          Number of shares, ex. Treasury (THOUSAND)         131,081,924        131,081,924       131,239,066         131,239,066
--------------------------------------------------------------------------------------------------------------------------------
          Earnings per Share
--------------------------------------------------------------------------------------------------------------------------------
          Loss per share                                      (0.00006)          (0.00009)         (0.00007)           (0.00019)
--------------------------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

--------------------------------------------------------------------------------
00327-1 CIA FORCA E LUZ CATAGUAZES - LEOPOLDINA               19.527.639/0001-58
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE IN THE QUARTER
--------------------------------------------------------------------------------

See comments on the parent company performance, item 05.01

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------

09.01 - INTEREST IN SUBSIDIARIES/AFFILIATES

------------------------------------------------------------------------------------------------------------------------------
1-ITEM    2-Corporate Name       3-CGC       4-Classification   5-Participation in the capital   6- Net equity of the investor
                                                                  of the invested company
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
7-Type of Company              8-Number of shares held in current quarter         9- Number of shares held in previous quarter
                                                     (THOUSAND)                                  (THOUSAND REAIS)


------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    01    CIA DE ELETRICIDADE DE NOVA FRIBURGO              33.249.046/0001-06     CLOSELY-HELD COMPANY     59.47     60,00
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION                                57,509                                  57,509
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    02    ENERGISA S.A.                                     00.864.214/0001-06     PUBLICLY-HELD COMPANY    50.07              99.99
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION                                18,991                                   18,991
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    03    CAT-LEO ENERGIA S/A                               02.260.955/0001-03     CLOSELY-HELD COMPANY     99,99     35,54
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION                                58,150                                   58,150
------------------------------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------

10.01-CHARACTERISTICS OF THE PUBLIC OR PRIVATE ISSUE OF DEBENTURES

--------------------------------------------------------------------------
1 - ITEM                                                               02

--------------------------------------------------------------------------
2 - ORDER NUMBER                                                       03

--------------------------------------------------------------------------
3 - CVM REGISTRATION NUMBER                          SEP/GER/DEB-98 / 048

--------------------------------------------------------------------------
4 - CVM REGISTRATION DATE                                      07/13/1998

--------------------------------------------------------------------------
5 - SERIES ISSUED                                                      01

--------------------------------------------------------------------------
6 - KIND OF ISSUE                                                  SIMPLE

--------------------------------------------------------------------------
7 - NATURE OF ISSUE                                                PUBLIC

--------------------------------------------------------------------------
8 - DATE OF ISSUE                                              08/01/1997

--------------------------------------------------------------------------
9 - MATURITY DATE                                              02/01/2005

--------------------------------------------------------------------------
10 - KIND OF DEBENTURE                                           FLOATING

--------------------------------------------------------------------------
11 - CONDITION OF REMUNARATION                             TJLP + 4% p.a.

--------------------------------------------------------------------------
12 - PREMIUM / DISCOUNT

--------------------------------------------------------------------------
13 - NOMINAL VALUE (REAIS)                                       3,365.91

--------------------------------------------------------------------------
14 - ISSUED AMOUNT (THOUSAND REAIS)                                10,098

--------------------------------------------------------------------------
15 - ISSUED SECURITIES AMOUNT (UNIT)                                3,000

--------------------------------------------------------------------------
16 - OUTSTANDING SECURITIES (UNIT)                                  3,000

--------------------------------------------------------------------------
17 - SECURITIES IN TREASURY (UNIT)                                      0

--------------------------------------------------------------------------
18 - REDEEMED SECURITIES (UNIT)                                         0

--------------------------------------------------------------------------
19 - CONVERTED SECURITIES (UNIT)                                        0

--------------------------------------------------------------------------
20 - SECURITIES TO BE PLACED/TRADED (UNIT)                              0

--------------------------------------------------------------------------
21 - DATE OF THE LAST RENEGOTIATION

--------------------------------------------------------------------------
22 - DATE OF THE NEXT EVENT                                    02/01/2005

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------

10.01-CHARACTERISTICS OF THE PUBLIC OR PRIVATE ISSUE OF DEBENTURES

----------------------------------------------------------------------
1 - ITEM                                                            03

----------------------------------------------------------------------
2 - ORDER NUMBER                                                    03

----------------------------------------------------------------------
3 - CVM REGISTRATION NUMBER                         SEP/GER/DEB-98/049

----------------------------------------------------------------------
4 - CVM REGISTRATION DATE                                   07/13/1998

----------------------------------------------------------------------
5 - SERIES ISSUED                                                   02

----------------------------------------------------------------------
6 - KIND OF ISSUE                                               SIMPLE

----------------------------------------------------------------------
7 - NATURE OF ISSUE                                             PUBLIC

----------------------------------------------------------------------
8 - DATE OF ISSUE                                           08/01/1997

----------------------------------------------------------------------
9 - MATURITY DATE                                           02/01/2006

----------------------------------------------------------------------
10 - KIND OF DEBENTURE                                        FLOATING

----------------------------------------------------------------------
11 - CONDITION OF REMUNARATION                            TR + 4% p.a.

----------------------------------------------------------------------
12 - PREMIUM / DISCOUNT

----------------------------------------------------------------------
13 - NOMINAL VALUE (REAIS)                                    6,147.73

----------------------------------------------------------------------
14 - ISSUED AMOUNT (THOUSAND REAIS)                             15,369

----------------------------------------------------------------------
15 - ISSUED SECURITIES AMOUNT (UNIT)                             2,500

----------------------------------------------------------------------
16 - OUTSTANDING SECURITIES (UNIT)                               2,500

----------------------------------------------------------------------
17 - SECURITIES IN TREASURY (UNIT)                                   0

----------------------------------------------------------------------
18 - REDEEMED SECURITIES (UNIT)                                      0

----------------------------------------------------------------------
19 - CONVERTED SECURITIES (UNIT)                                     0

----------------------------------------------------------------------
20 - SECURITIES TO BE PLACED/TRADED (UNIT)                           0

----------------------------------------------------------------------
21 - DATE OF THE LAST RENEGOTIATION

----------------------------------------------------------------------
22 - DATE OF THE NEXT EVENT                                 02/01/2006

----------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------

10.01-CHARACTERISTICS OF THE PUBLIC OR PRIVATE ISSUE OF DEBENTURES

----------------------------------------------------------------------
1 - ITEM                                                            04

----------------------------------------------------------------------
2 - ORDER NUMBER                                                    04

----------------------------------------------------------------------
3 - CVM REGISTRATION NUMBER                         SEP/GER/DEB-98/037

----------------------------------------------------------------------
4 - CVM REGISTRATION DATE                                   10/21/1998

----------------------------------------------------------------------
5 - SERIES ISSUED                                                   01

----------------------------------------------------------------------
6 - KIND OF ISSUE                                          CONVERTIBLE

----------------------------------------------------------------------
7 - NATURE OF ISSUE                                             PUBLIC

----------------------------------------------------------------------
8 - DATE OF ISSUE                                           12/08/1997

----------------------------------------------------------------------
9 - MATURITY DATE                                           12/08/2007

----------------------------------------------------------------------
10 - KIND OF DEBENTURE                                            REAL

----------------------------------------------------------------------
11 - CONDITION OF REMUNARATION                          TJLP + 5% p.a.

----------------------------------------------------------------------
12 - PREMIUM / DISCOUNT

----------------------------------------------------------------------
13 - NOMINAL VALUE (REAIS)                                       57,75

----------------------------------------------------------------------
14 - ISSUED AMOUNT (THOUSAND REAIS)                             38,323

----------------------------------------------------------------------
15 - ISSUED SECURITIES AMOUNT (UNIT)                           663,609

----------------------------------------------------------------------
16 - OUTSTANDING SECURITIES (UNIT)                             663,609

----------------------------------------------------------------------
17 - SECURITIES IN TREASURY (UNIT)                                   0

----------------------------------------------------------------------
18 - REDEEMED SECURITIES (UNIT)                                      0

----------------------------------------------------------------------
19 - CONVERTED SECURITIES (UNIT)                                     0

----------------------------------------------------------------------
20 - SECURITIES TO BE PLACED/TRADED (UNIT)                           0

----------------------------------------------------------------------
21 - DATE OF THE LAST RENEGOTIATION

----------------------------------------------------------------------
22 - DATE OF THE NEXT EVENT                                 12/01/2007

----------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------

10.01-CHARACTERISTICS OF THE PUBLIC OR PRIVATE ISSUE OF DEBENTURES

------------------------------------------------------------------------
1 - ITEM                                                              05

------------------------------------------------------------------------
2 - ORDER NUMBER                                                      04

------------------------------------------------------------------------
3 - CVM REGISTRATION NUMBER                         SEP/GER/DEB-98 / 038

------------------------------------------------------------------------
4 - CVM REGISTRATION DATE                                     10/21/1998

------------------------------------------------------------------------
5 - SERIES ISSUED                                                     02

------------------------------------------------------------------------
6 - KIND OF ISSUE                                            CONVERTIBLE

------------------------------------------------------------------------
7 - NATURE OF ISSUE                                               PUBLIC

------------------------------------------------------------------------
8 - DATE OF ISSUE                                             12/08/1997

------------------------------------------------------------------------
9 - MATURITY DATE                                             12/08/2007

------------------------------------------------------------------------
10 - KIND OF DEBENTURE                                              REAL

------------------------------------------------------------------------
11 - CONDITION OF REMUNARATION                          TJLP + 2.5% p.a.

------------------------------------------------------------------------
12 - PREMIUM / DISCOUNT

------------------------------------------------------------------------
13 - NOMINAL VALUE (REAIS)                                         56.86

------------------------------------------------------------------------
14 - ISSUED AMOUNT (THOUSAND REAIS)                               60,709

------------------------------------------------------------------------
15 - ISSUED SECURITIES AMOUNT (UNIT)                           1,067,696

------------------------------------------------------------------------
16 - OUTSTANDING SECURITIES (UNIT)                             1,067,696

------------------------------------------------------------------------
17 - SECURITIES IN TREASURY (UNIT)                                     0

------------------------------------------------------------------------
18 - REDEEMED SECURITIES (UNIT)                                        0

------------------------------------------------------------------------
19 - CONVERTED SECURITIES (UNIT)                                       0

------------------------------------------------------------------------
20 - SECURITIES TO BE PLACED/TRADED (UNIT)                             0

------------------------------------------------------------------------
21 - DATE OF THE LAST RENEGOTIATION

------------------------------------------------------------------------
22 - DATE OF THE NEXT EVENT                                   12/08/2007

------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------

10.01-CHARACTERISTICS OF THE PUBLIC OR PRIVATE ISSUE OF DEBENTURES

-------------------------------------------------------------------------
1 - ITEM                                                               06

-------------------------------------------------------------------------
2 - ORDER NUMBER                                                       06

-------------------------------------------------------------------------
3 - CVM REGISTRATION NUMBER                         CVM/SRE/DEB/2003/0134

-------------------------------------------------------------------------
4 - CVM REGISTRATION DATE                                      08/29/2003

-------------------------------------------------------------------------
5 - SERIES ISSUED                                                      01

-------------------------------------------------------------------------
6 - KIND OF ISSUE                                                  SIMPLE

-------------------------------------------------------------------------
7 - NATURE OF ISSUE                                                PUBLIC

-------------------------------------------------------------------------
8 - DATE OF ISSUE                                              07/15/2003

-------------------------------------------------------------------------
9 - MATURITY DATE                                              15/07/2006

-------------------------------------------------------------------------
10 - KIND OF DEBENTURE                                           FLOATING

-------------------------------------------------------------------------
11 - CONDITION OF REMUNARATION                            CDI + 4.5% p.a.

-------------------------------------------------------------------------
12 - PREMIUM / DISCOUNT

-------------------------------------------------------------------------
13 - NOMINAL VALUE (REAIS)                                     906,482.00

-------------------------------------------------------------------------
14 - ISSUED AMOUNT (THOUSAND REAIS)                                99,713

-------------------------------------------------------------------------
15 - ISSUED SECURITIES AMOUNT (UNIT)                                  110

-------------------------------------------------------------------------
16 - OUTSTANDING SECURITIES (UNIT)                                    110

-------------------------------------------------------------------------
17 - SECURITIES IN TREASURY (UNIT)                                      0

-------------------------------------------------------------------------
18 - REDEEMED SECURITIES (UNIT)                                         0

-------------------------------------------------------------------------
19 - CONVERTED SECURITIES (UNIT)                                        0

-------------------------------------------------------------------------
20 - SECURITIES TO BE PLACED/TRADED (UNIT)                              0

-------------------------------------------------------------------------
21 - DATE OF THE LAST RENEGOTIATION

-------------------------------------------------------------------------
22 - DATE OF THE NEXT EVENT                                    07/15/2006

-------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------

10.01-CHARACTERISTICS OF THE PUBLIC OR PRIVATE ISSUE OF DEBENTURES

-------------------------------------------------------------------------
1 - ITEM                                                               07

-------------------------------------------------------------------------
2 - ORDER NUMBER                                                       06

-------------------------------------------------------------------------
3 - CVM REGISTRATION NUMBER                         CVM/SRE//DEB/2003/014

-------------------------------------------------------------------------
4 - CVM REGISTRATION DATE                                      08/29/2003

-------------------------------------------------------------------------
5 - SERIES ISSUED                                                      02

-------------------------------------------------------------------------
6 - KIND OF ISSUE                                                  SIMPLE

-------------------------------------------------------------------------
7 - NATURE OF ISSUE                                                PUBLIC

-------------------------------------------------------------------------
8 - DATE OF ISSUE                                              07/15/2003

-------------------------------------------------------------------------
9 - MATURITY DATE                                              01/15/2008

-------------------------------------------------------------------------
10 - KIND OF DEBENTURE                                           FLOATING

-------------------------------------------------------------------------
11 - CONDITION OF REMUNARATION                            CDI + 4.5% p.a.

-------------------------------------------------------------------------
12 - PREMIUM / DISCOUNT

-------------------------------------------------------------------------
13 - NOMINAL VALUE (REAIS)                                     991,465,00

-------------------------------------------------------------------------
14 - ISSUED AMOUNT (THOUSAND REAIS)                                19,829

-------------------------------------------------------------------------
15 - ISSUED SECURITIES AMOUNT (UNIT)                                   20

-------------------------------------------------------------------------
16 - OUTSTANDING SECURITIES (UNIT)                                     20

-------------------------------------------------------------------------
17 - SECURITIES IN TREASURY (UNIT)                                      0

-------------------------------------------------------------------------
18 - REDEEMED SECURITIES (UNIT)                                         0

-------------------------------------------------------------------------
19 - CONVERTED SECURITIES (UNIT)                                        0

-------------------------------------------------------------------------
20 - SECURITIES TO BE PLACED/TRADED (UNIT)                              0

-------------------------------------------------------------------------
21 - DATE OF THE LAST RENEGOTIATION

-------------------------------------------------------------------------
22 - DATE OF THE NEXT EVENT                                    01/15/2008

-------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

--------------------------------------------------------------------------------
00327-1 CIA FORCA E LUZ CATAGUAZES - LEOPOLDINA               19.527.639/0001-58
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16.01 - OTHER INFORMATION THAT THE COMPANY CONSIDERS TO BE RELEVANT
--------------------------------------------------------------------------------

The statements of the results are presented as follows for the indirect holdings Empresa Energetica de Sergipe S/A - Energipe, CELB - Companhia Energetica da Borborema, and Saelpa - Sociedade Anonima de Eletrificacao da Paraiba.

                        Income Statement (in R$ thousand)
                            - Accumulated 1st Half -

                                                  Energipe                 CELB                   Saelpa
                                          ----------------------------------------------------------------------
                                              2004        2003       2004       2003         2004       2003
                                              ----        ----       ----       ----         ----       ----
Gross Revenue                               231,216     184,193      53,625     42,718     278,755     204,841
Invoiced ICMS                               (41,613)    (32,688)     (7,959)    (6,426)    (48,936)    (37,679)
PIS, Cofins and ISS                         (20,244)     (8,644)     (4,619)    (1,986)    (24,068)     (9,525)
Quotas for the Global Reversal Reserve       (1,969)     (1,947)       (219)      (219)     (2,332)     (2,231)

Net Revenue                                 167,390     140,914      40,828     34,087     203,419     155,406
Personnel                                   (17,390)    (14,574)     (3,452)    (3,094)    (19,779)    (16,789)
Material                                     (1,814)     (1,917)       (524)      (445)     (2,766)     (2,473)
Third Party Services                         (5,138)     (6.448)     (2,023)    (1,915)    (10,925)     (9,425)
Energy Purchased for Resale                 (63,337)    (61,312)    (17,678)   (17,927)    (86,627)    (73,921)
Electricity Potency Transportation           (9,218)     (8,700)     (2,921)    (2,495)    (17,500)    (13,480)
Depreciation / Amortization                  (6,750)     (6,796)     (1,515)    (1,536)     (8,839)     (8,532)
CCC - Fuel Consumption Account               (8,770)     (7,954)     (2,012)    (2,273)     (9,119)     (6,799)
Provision for Doubtful Accounts and
   Contingencies                             (6,100)        125      (3,227)      (867)    (10,276)     17,826
Other Expenses                               (2,841)     (2,646)       (667)      (312)     (3,886)     (3,333)

Result for the Electricity Activities        46,032      30,692       6,809      3,223      33,702      38,480
Financial Revenue                             9,538       8,855       3,416      3,278      18,089      23,346
Financial Expenses                          (41,756)    (44,945)     (5,531)    (1,290)    (30,724)    (40,626)
Result of the Equity Adjustment               8,768       8,616           -          -           -           -
Premium Amortization                         (5,315)     (7,030)          -          -           -           -

Operating Result                             17,267      (3,812)      4,694      5,211      21,067      21,200
Non-Operating Revenue                           181         714          61        130         799         501
Non-Operating Expense                           (53)       (514)       (127)      (116)       (205)       (124)
Result before Income Tax and Social
   Contribution                              17,395      (3,612)      4,628      5,225      21,661      21,577
Income Tax and Social Contribution           (3,812)          -      (1,546)    (1,739)     (7,154)     (7,359)
Net Income (loss)                            13,583      (3,612)      3,082      3,486      14,507      14,218

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 03/31/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

--------------------------------------------------------------------------------
00327-1 CIA FORCA E LUZ CATAGUAZES - LEOPOLDINA               19.527.639/0001-58
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
17.01 - REPORT OF THE SPECIAL REVISION - WITHOUT EXCEPTION
--------------------------------------------------------------------------------

(Convenience Translation into English from the Original Previously Issued in Portuguese)

INDEPENDENT ACCOUNTANTS' REVIEW REPORT
--------------------------------------

To the Shareholders and Board of Directors of
Companhia Forca e Luz Cataguazes Leopoldina
Cataguases - MG
---------------

1. We have performed a special review of the accompanying quarterly financial statements of Companhia Forca e Luz Cataguazes Leopoldina and subsidiaries (Parent Company and Consolidated), consisting of the balance sheets as of June 30, 2004, and the related statement of income for the quarter then ended, and the performance report, all expressed in Brazilian reais and prepared in accordance with Brazilian accounting practices under the responsibility of the Company's management.

2. We conducted our review in accordance with specific standards established by the Brazilian Institute of Independent Auditors (IBRACON), together with the Federal Accounting Council, which consisted principally of: (a) inquiries of and discussions with persons responsible for the accounting, financial and operating areas as to the criteria adopted in preparing the quarterly financial statements, and (b) review of the information and subsequent events that had or might have had material effects on the financial position and results of operations of the Company and its subsidiaries.

3. Based on our special review, we are not aware of any material modifications that should be made to the financial statements referred to in paragraph 1 for them to be in conformity with Brazilian accounting practices and standards established by the Brazilian Securities Commission (CVM), specifically applicable to the preparation of mandatory quarterly financial statements.

As of June 30, 2004, the Company has negative working capital of R$108,687 thousand (R$96,888 thousand as of March 31, 2004) and R$246,598 thousand (R$166,057 thousand as of March 31, 2004), Parent Company and consolidated, respectively, as well as current and long-term debt recorded under the captions "Debt charges", "Loans and financing" and "Debentures", in the total of R$362,087 thousand (R$375,859 thousand as of March 31, 2004) and R$1,176,092 thousand (R$1,170,841 thousand as of March 31, 2004), Parent Company and consolidated, respectively which have contributed to impact adversely the results of operations of the Company and its subsidiaries. Management believes that this debt rescheduling, which includes renegotiation of debts and sale of the aforementioned assets, coupled with positive results shown in internally generated financial projections, will be sufficient to assure, in the medium term, adequate liquidity to sustain the operations of the Company and subsidiaries, and progressively to reduce debt levels and the financial charges thereon.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 03/31/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

--------------------------------------------------------------------------------
00327-1 CIA FORCA E LUZ CATAGUAZES - LEOPOLDINA               19.527.639/0001-58
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
17.01 - REPORT OF THE SPECIAL REVISION - WITHOUT EXCEPTION
--------------------------------------------------------------------------------

4. As discussed in Note 13, the Company has receivables of R$12,718 thousand, arising from advances made to its subsidiary Teleserv S.A. for future increases in capital. Due to the current level of this subsidiary's operations, started in mid 2001, it has reported losses since then as its operations have not yet reached full capacity. However, beginning 2004, the subsidiary will implement a new product which will supplement its principal business activity. Based on projections for this new product, management believes that the subsidiary will achieve the level of profitability required to recover the advances made to the subsidiary for future capital increase.

5. As discussed in Note 18, certain minority shareholders filed lawsuits challenging the effects of the Extraordinary Shareholders' Meeting of December 9, 2003 which, among other things, decided to reduce capital by R$74,358 thousand with the absorption of current and prior year losses. If the final court decision is contrary to the effects of the Extraordinary Shareholders' Meeting, the capital reduction recorded in the financial statements for the year ended December 31, 2003 and maintained in the quarterly financial statements as of June 30, 2004 will be revised, with subsequent corporate effects thereof.

6. As discussed in Note 4, as of June 30, 2004 the Company and its subsidiaries have recorded outstanding long-term receivables in the amount of R$9,193 thousand (Parent Company) and R$18,113 thousand (consolidated), from sales of energy in the Wholesale Energy Market (MAE) through December 2002. These receivables are based on court injunctions granted to energy sector companies in lawsuits questioning the interpretation of the rules in the MAE, and therefore, may be subject to changes depending on the final outcome of the lawsuits.

7. We have also reviewed the Parent Company and consolidated statements of income for the quarter ended March 31, 2004, presented for comparative purposes, and issued an unqualified special review report thereon, dated May 14, 2004, which contained emphasis paragraphs on the matters mentioned in paragraphs 4, 5, 6 and 7 above. We have also reviewed the Parent Company and consolidated statements of income for the six-month period ended June 30, 2003, presented for comparative purposes, and issued an unqualified special review report thereon, dated August 5, 2003, which contained emphasis paragraphs on the matters mentioned in paragraphs 4 and 7 above, and on the effects on the quarterly financial statements arising from the Overall Agreement for the Electric Energy Sector.

8. The accompanying quarterly financial statements have been translated into English for the convenience of readers outside Brazil.

     Rio de Janeiro, August 13, 2004

     DELOITTE TOUCHE TOHMATSU                                 Iara Pasian
     Auditores Independentes                                  Engagement Partner

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------

SUBSIDIARY/AFFILIATE

--------------------------------------------------------------------------
Corporate Name
CIA. DE ELETRICIDADE DE NOVA FRIBURGO
--------------------------------------------------------------------------

18.01 - INCOME STATEMENT OF SUBSIDIARY/AFFILIATE (THOUSAND REAIS)

----------------------------------------------------------------------------------------------------------------------------------
1-CODE        2 - DESCRIPTION                                       3-04/01/2004      4-01/01/2004   5-04/01/2003    6-01/01/2003
                                                                    to 06/30/2004     to 06/30/2004  to 06/30/2003   to 06/30/2003
----------------------------------------------------------------------------------------------------------------------------------
3.01          Gross revenue from sales/services                           21,244            41,457         15,249          29,863
----------------------------------------------------------------------------------------------------------------------------------
3.02          Deductions from gross revenue                              (7,345)          (14,047)        (4,124)         (8,184)
----------------------------------------------------------------------------------------------------------------------------------
3.02.01       Invoiced VAT (ICMS)                                        (5,180)          (10,112)        (3,237)         (6,436)
----------------------------------------------------------------------------------------------------------------------------------
3.02.02       Social contributions (PIS/COFINS/ISS)                      (1,977)           (3,556)          (709)         (1,388)
----------------------------------------------------------------------------------------------------------------------------------
3.02.03       Quotas to the Global Reversion Reserve - (RGR)               (188)             (379)          (178)           (360)
----------------------------------------------------------------------------------------------------------------------------------
3.03          Net revenue from sales/services                             13,899            27,410         11,125          21,679
----------------------------------------------------------------------------------------------------------------------------------
3.04          Cost of goods/services sold                               (12,809)          (25,676)       (10,970)        (21,091)
----------------------------------------------------------------------------------------------------------------------------------
3.04.01       Personnel                                                    (955)           (1,857)          (809)         (1,561)
----------------------------------------------------------------------------------------------------------------------------------
3.04.02       Material                                                     (146)             (150)           (76)           (200)
----------------------------------------------------------------------------------------------------------------------------------
3.04.03       Services rendered by third parties                         (1,738)           (3,405)        (1,582)         (3,576)
----------------------------------------------------------------------------------------------------------------------------------
3.04.04       Electric energy purchased for resale                       (5,961)          (11,712)        (5,218)        (10,737)
----------------------------------------------------------------------------------------------------------------------------------
3.04.05       Electric power transportation charge                       (2,373)           (4,608)              0               0
----------------------------------------------------------------------------------------------------------------------------------
3.04.06       Depreciation and amortization                                (626)           (1,263)          (624)         (1,243)
----------------------------------------------------------------------------------------------------------------------------------
3.04.07       Fuel quota equalization - CCC                                (883)           (1,815)          (750)         (1,576)
----------------------------------------------------------------------------------------------------------------------------------
3.04.08       Other expenses                                               (127)             (866)        (1,911)         (2,198)
----------------------------------------------------------------------------------------------------------------------------------
3.05          Earnings before interest and taxes (EBIT)                    1,090             1,734            155             588
----------------------------------------------------------------------------------------------------------------------------------
3.06          Other Operating expenses/revenues                              224             (129)          (841)           (626)
----------------------------------------------------------------------------------------------------------------------------------
3.06.01       Sales                                                            0                 0              0               0
----------------------------------------------------------------------------------------------------------------------------------
3.06.02       General and administrative                                       0                 0              0               0
----------------------------------------------------------------------------------------------------------------------------------
3.06.03       Financial results                                              224             (129)          (841)           (626)
----------------------------------------------------------------------------------------------------------------------------------
3.06.03.01    Financial revenue                                            2,550             3,139          1,925           3,483
----------------------------------------------------------------------------------------------------------------------------------
3.06.03.02    Financial expenses                                         (2,326)           (3,268)        (2,766)         (4,109)
----------------------------------------------------------------------------------------------------------------------------------
3.06.04       Other operating revenue                                          0                 0              0               0
----------------------------------------------------------------------------------------------------------------------------------
3.06.05       Other operating expenses                                         0                 0              0               0
----------------------------------------------------------------------------------------------------------------------------------
3.06.06       Equity income result                                             0                 0              0               0
----------------------------------------------------------------------------------------------------------------------------------
3.07          Operating income                                             1,314             1,605          (686)            (38)
----------------------------------------------------------------------------------------------------------------------------------
3.08          Non-operating income                                            81               124           (82)            (57)
----------------------------------------------------------------------------------------------------------------------------------
3.08.01       Revenue                                                         62               169             35              76
----------------------------------------------------------------------------------------------------------------------------------
3.08.02       Expenses                                                        19              (45)          (117)           (133)
----------------------------------------------------------------------------------------------------------------------------------
3.09          Income before Tax/profit-sharing                             1,395             1,729          (768)            (95)
----------------------------------------------------------------------------------------------------------------------------------
3.10          Provision for income tax and social contribution             (466)             (587)            219               2
----------------------------------------------------------------------------------------------------------------------------------
3.11          Deferred income tax                                              0                 0              0               0
----------------------------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------

SUBSIDIARY/AFFILIATE

--------------------------------------------------------------------------------
Corporate Name
CIA. DE ELETRICIDADE DE NOVA FRIBURGO
--------------------------------------------------------------------------------

18.01 - INCOME STATEMENT OF SUBSIDIARY/AFFILIATE (THOUSAND REAIS)

----------------------------------------------------------------------------------------------------------------------------------
1-CODE       2 - DESCRIPTION                                        3-04/01/2004      4-01/01/2004    5-04/01/2003    6-01/01/2003
                                                                   to 06/30/2004     to 06/30/2004   to 06/30/2003   to 06/30/2003
----------------------------------------------------------------------------------------------------------------------------------
3.12         Profit sharing/statutory contributions                            -                 -               -               -
----------------------------------------------------------------------------------------------------------------------------------
3.12.01      Profit sharing                                                    -                 -               -               -
----------------------------------------------------------------------------------------------------------------------------------
3.12.02      Contributions                                                     -                 -               -               -
----------------------------------------------------------------------------------------------------------------------------------
3.13         Reversal of interest on capital                                   -                 -               -               -
----------------------------------------------------------------------------------------------------------------------------------
3.15         Net income                                                      929             1,142           (549)            (93)
----------------------------------------------------------------------------------------------------------------------------------
             SHARE NUMBER EX-TREASURY (THOUSAND)                          96,699            96,699          96,699          96,699
----------------------------------------------------------------------------------------------------------------------------------
             EARNINGS PER SHARE                                          0,00961           0,01181
----------------------------------------------------------------------------------------------------------------------------------
             LOSS PER SHARE                                                                              (0,005680)      (0,00096)
----------------------------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION     06/30/2004       Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

--------------------------------------------------------------------------------
00327-1 CIA FORCA E LUZ CATAGUAZES - LEOPOLDINA               19.527.639/0001-58
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
18.02 - COMMENTS ON THE PERFORMANCE OF THE SUBSIDIARY/AFFILIATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUBSIDIARY/AFFILIATE:             CIA. DE ELETRICIDADE DE NOVA FRIBURGO
--------------------------------------------------------------------------------

See comments on the performance of the parent company.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------

SUBSIDIARY/AFFILIATE

--------------------------------------------------------------------------------
Corporate Name
ENERGISA S.A.
--------------------------------------------------------------------------------

18.01 - INCOME STATEMENT OF SUBSIDIARY/AFFILIATE (THOUSAND REAIS)

-------------------------------------------------------------------------------------------------------------------------------
1-CODE              2 - DESCRIPTION                            3-04/01/2004 to     4-01/01/2004    5-04/01/2003   6-01/01/2003
                                                                    06/30/2004    to 06/30/2004   to 06/30/2003  to 06/30/2003
-------------------------------------------------------------------------------------------------------------------------------
3.01                Gross revenue from sales/services                        0                0               0              0
-------------------------------------------------------------------------------------------------------------------------------
3.02                Deductions from gross revenue                            0                0               0              0
-------------------------------------------------------------------------------------------------------------------------------
3.03                Net revenue from sales/services                          0                0               0              0
-------------------------------------------------------------------------------------------------------------------------------
3.04                Cost of goods/services sold                              0                0               0              0
-------------------------------------------------------------------------------------------------------------------------------
3.05                Gross operating profit                                   0                0               0              0
-------------------------------------------------------------------------------------------------------------------------------
3.06                Operating expenses/revenue                           3,085           12,829           3,913        (4,510)
-------------------------------------------------------------------------------------------------------------------------------
3.06.01             Sales                                                    0                0               0              0
-------------------------------------------------------------------------------------------------------------------------------
3.06.02             General and administrative                           (108)            (120)             (8)           (91)
-------------------------------------------------------------------------------------------------------------------------------
3.06.03             Financial results                                    (166)            (110)            (98)          (183)
-------------------------------------------------------------------------------------------------------------------------------
3.06.03.01          Financial revenue                                      211              592              11             22
-------------------------------------------------------------------------------------------------------------------------------
3.06.03.02          Financial expenses                                   (377)            (702)           (109)          (205)
-------------------------------------------------------------------------------------------------------------------------------
3.06.04             Other operating revenue                                  0                0               0              0
-------------------------------------------------------------------------------------------------------------------------------
3.06.05             Other operating expenses                             (253)            (506)           (318)          (636)
-------------------------------------------------------------------------------------------------------------------------------
3.06.05.01          Goodwill amortization                                (253)            (506)           (318)          (636)
-------------------------------------------------------------------------------------------------------------------------------
3.06.06             Equity adjustment result                             3,612           13,565           4,337        (3,600)
-------------------------------------------------------------------------------------------------------------------------------
3.07                Operating income                                     3,085           12,829           3,913        (4,510)
-------------------------------------------------------------------------------------------------------------------------------
3.08                Non-operating income                                     0                0               0              0
-------------------------------------------------------------------------------------------------------------------------------
3.08.01             Revenue                                                  0                0               0              0
-------------------------------------------------------------------------------------------------------------------------------
3.08.02             Expenses                                                 0                0               0              0
-------------------------------------------------------------------------------------------------------------------------------
3.09                Income before Tax/profit-sharing                     3,085           12,829           3,913        (4,510)
-------------------------------------------------------------------------------------------------------------------------------
3.10                Provision for income tax and social contribution         0                0               0              0
-------------------------------------------------------------------------------------------------------------------------------
3.11                Deferred income tax                                      0                0               0              0
-------------------------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------

SUBSIDIARY/AFFILIATE

--------------------------------------------------------------------------------
Corporate Name
ENERGISA S.A.
--------------------------------------------------------------------------------

18.01 - INCOME STATEMENT OF SUBSIDIARY/AFFILIATE (THOUSAND REAIS)

------------------------------------------------------------------------------------------------------------------------------
1-CODE              2 - DESCRIPTION                             3-04/01/2004    4-01/01/2004     5-04/01/2003     6-01/01/2003
                                                               to 06/30/2004   to 06/30/2004    to 06/30/2003    to 06/30/2003
-------------------------------------------------------------------------------------------------------------------------------
3.12                Profit sharing/statutory contributions                 0               0                0                0
-------------------------------------------------------------------------------------------------------------------------------
3.12.01             Profit sharing                                         0               0                0                0
-------------------------------------------------------------------------------------------------------------------------------
3.12.02             Contributions                                          0               0                0                0
-------------------------------------------------------------------------------------------------------------------------------
3.13                Reversion of interest on capital                       0               0                0                0
-------------------------------------------------------------------------------------------------------------------------------
3.15                Net income /loss                                   3,085          12,829            3,913          (4,510)
-------------------------------------------------------------------------------------------------------------------------------
                    SHARE NUMBER EX-TREASURY (THOUSAND)               37,931          37,931           37,931           37,931
-------------------------------------------------------------------------------------------------------------------------------
                    EARNINGS PER SHARE                               0,08133         0,33822          0,10316
-------------------------------------------------------------------------------------------------------------------------------
                    LOSS PER SHARE                                                                                     0,11890
-------------------------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

--------------------------------------------------------------------------------
00327-1 CIA FORCA E LUZ CATAGUAZES - LEOPOLDINA               19.527.639/0001-58
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
18.02 - COMMENT ON THE PERFORMANCE OF THE SUBSIDIARY/AFFILIATE COMPANY
--------------------------------------------------------------------------------

See comments on the performance of the parent company.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------
SUBSIDIARY/AFFILIATE
--------------------------------------------------------------------------------
Corporate Name
CAT-LEO ENERGIA S/A
--------------------------------------------------------------------------------

18.01 - INCOME STATEMENT OF SUBSIDIARY/AFFILIATE (THOUSAND REAIS)

----------------------------------------------------------------------------------------------------------------------------
1-CODE     2 - DESCRIPTION                                     3-04/01/2004      4-01/01/2004   5-04/01/2003    6-01/01/2003
                                                              to 06/30/2004     to 06/30/2004  to 06/30/2003   to 06/30/2003
----------------------------------------------------------------------------------------------------------------------------
3.01       Gross revenue from sales/services                      23,531            43,036         14,162          26,822
----------------------------------------------------------------------------------------------------------------------------
3.02       Deductions from gross revenue                         (1,606)           (2,849)          (658)         (1,285)
----------------------------------------------------------------------------------------------------------------------------
3.02.01    Social contributions (PIS/COFINS/ISS)                 (1,606)           (2,849)          (658)         (1,285)
----------------------------------------------------------------------------------------------------------------------------
3.03       Net revenue from sales/services                        21,925            40,187         13,504          25,537
----------------------------------------------------------------------------------------------------------------------------
3.04       Cost of goods/services sold                           (8,949)          (16,814)        (6,368)        (12,172)
----------------------------------------------------------------------------------------------------------------------------
3.04.01    Personnel                                               (398)             (580)          (307)           (623)
----------------------------------------------------------------------------------------------------------------------------
3.04.02    Material                                                 (96)             (131)           (28)            (43)
----------------------------------------------------------------------------------------------------------------------------
3.04.03    Services rendered by third parties                      (727)           (1,070)          (311)           (567)
----------------------------------------------------------------------------------------------------------------------------
3.04.04    Natural Gas                                           (4,233)           (8,421)        (3,455)         (6,847)
----------------------------------------------------------------------------------------------------------------------------
3.04.05    Electric power transportation charge                  (2,228)           (4,436)        (1,120)         (2,029)
----------------------------------------------------------------------------------------------------------------------------
3.04.06    Depreciation and amortization                         (1,581)           (2,930)          (951)         (1,830)
----------------------------------------------------------------------------------------------------------------------------
3.04.07    Other expenses                                            314               754          (196)           (233)
----------------------------------------------------------------------------------------------------------------------------
3.05       Earnings before interest and taxes (EBIT)              12,976            23,373          7,136          13,365
----------------------------------------------------------------------------------------------------------------------------
3.06       Other Operating expenses/revenues                     (7,114)          (10,595)          5,512           5,750
----------------------------------------------------------------------------------------------------------------------------
3.06.01    Sales                                                       0                 0              0               0
----------------------------------------------------------------------------------------------------------------------------
3.06.02    General and administrative                                  0                 0              0               0
----------------------------------------------------------------------------------------------------------------------------
3.06.03    Financial results                                     (7,114)          (10,595)          5,512           5,750
----------------------------------------------------------------------------------------------------------------------------
3.06.03.01 Financial revenue                                       2,931             3,643          2,106           3,215
----------------------------------------------------------------------------------------------------------------------------
3.06.03.02 Financial expenses                                   (10,045)          (14,238)          3,406           2,535
----------------------------------------------------------------------------------------------------------------------------
3.06.04    Other operating revenue                                     0                 0              0               0
----------------------------------------------------------------------------------------------------------------------------
3.06.05    Other operating expenses                                    0                 0              0               0
----------------------------------------------------------------------------------------------------------------------------
3.06.06    Equity income result                                        0                 0              0               0
----------------------------------------------------------------------------------------------------------------------------
3.07       Operating income                                        5,862            12,778         12,648          19,115
----------------------------------------------------------------------------------------------------------------------------
3.08       Non-operating income                                       15                21              1               2
----------------------------------------------------------------------------------------------------------------------------
3.08.01    Revenue                                                    15                21              1               2
----------------------------------------------------------------------------------------------------------------------------
3.08.02    Expenses                                                    0                 0              0               0
----------------------------------------------------------------------------------------------------------------------------
3.09       Income before Tax/profit-sharing                        5,877            12,799         12,649          19,117
----------------------------------------------------------------------------------------------------------------------------
3.10       Provision for income tax and social contribution      (1,642)           (2,794)        (4,196)         (6,364)
----------------------------------------------------------------------------------------------------------------------------
3.11       Deferred income tax                                       0                 0              0               0
----------------------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------

SUBSIDIARY/AFFILIATE

--------------------------------------------------------------------------------
Corporate Name
CAT-LEO ENERGIA S/A
--------------------------------------------------------------------------------

18.01 - INCOME STATEMENT OF SUBSIDIARY/AFFILIATE (THOUSAND REAIS)

--------------------------------------------------------------------------------------------------------------------------------
1-CODE     2 - DESCRIPTION                                       3-04/01/2004    4-01/01/2004     5-04/01/2003     6-01/01/2003
                                                                to 06/30/2004   to 06/30/2004    to 06/30/2003    to 06/30/2003
--------------------------------------------------------------------------------------------------------------------------------
3.12       Profit sharing/statutory contributions                           0               0                0                0
--------------------------------------------------------------------------------------------------------------------------------
3.12.01    Profit sharing                                                   0               0                0                0
--------------------------------------------------------------------------------------------------------------------------------
3.12.02    Contributions                                                    0               0                0                0
--------------------------------------------------------------------------------------------------------------------------------
3.13       Reversion of interest on capital                                 0               0                0                0
--------------------------------------------------------------------------------------------------------------------------------
3.15       Net income /loss                                             4,235          10,005            8,453           12,753
--------------------------------------------------------------------------------------------------------------------------------
           SHARE NUMBER EX-TREASURY (THOUSAND)                         58,151          58,151           58,151           58,151
--------------------------------------------------------------------------------------------------------------------------------
           EARNINGS PER SHARE                                         0,07283         0,17205          0,14536          0,21931
--------------------------------------------------------------------------------------------------------------------------------
           LOSS PER SHARE
--------------------------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

--------------------------------------------------------------------------------
00327-1 CIA FORCA E LUZ CATAGUAZES - LEOPOLDINA               19.527.639/0001-58
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
18.02 - COMMENT ON THE PERFORMANCE OF THE SUBSIDIARY/AFFILIATE COMPANY
--------------------------------------------------------------------------------

See comments on the performance of the parent company.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 06/30/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code    2 - Corporate Name                            3 - CNPJ
00327-1         CIA FORCA E LUZ CATAGUAZES LEOPOLDINA         19.527.639/0001-58
--------------------------------------------------------------------------------

                                                   TABLE OF CONTENTS

----------------------------------------------------------------------------------------------------------------------
GROUP     ITEM   DESCRIPTION                                                                                   PAGE
----------------------------------------------------------------------------------------------------------------------
   01      01    IDENTIFICATION                                                                                  1
----------------------------------------------------------------------------------------------------------------------
   01      02    HEAD-OFFICES                                                                                    1
----------------------------------------------------------------------------------------------------------------------
   01      03    DIRECTOR OF INVESTOR'S RELATIONS (Address for correspondence with the Company)                  1
----------------------------------------------------------------------------------------------------------------------
   01      04    ITR REFERENCE                                                                                   1
----------------------------------------------------------------------------------------------------------------------
   01      05    COMPOSITION OF THE SHARE CAPITAL                                                                2
----------------------------------------------------------------------------------------------------------------------
   01      06    COMPANY'S CHARACTERISTICS                                                                       2
----------------------------------------------------------------------------------------------------------------------
   01      07    COMPANIES NOT INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS                                 2
----------------------------------------------------------------------------------------------------------------------
   01      08    CASH GAINS DELIBERATED AND / OR PAID DURING AND AFTER THE QUARTER                               2
----------------------------------------------------------------------------------------------------------------------
   01      09    SUBSCRIBED CORPORATE CAPITAL AND CHANGES IN THE FISCAL PERIOD IN COURSE                         3
----------------------------------------------------------------------------------------------------------------------
   01      10    MANAGER OF INVESTOR'S RELATIONSHIP                                                              3
----------------------------------------------------------------------------------------------------------------------
   02      01    BALANCE SHEET-ASSETS                                                                            4
----------------------------------------------------------------------------------------------------------------------
   02      02    BALANCE SHEETS-LIABILITIES                                                                      5
----------------------------------------------------------------------------------------------------------------------
   03      01    INCOME STATEMENT                                                                                6
----------------------------------------------------------------------------------------------------------------------
   04      01    EXPLANATORY NOTES                                                                               8
----------------------------------------------------------------------------------------------------------------------
   05      01    COMMENTARY ON THE COMPANY'S PERFORMANCE IN THE QUARTER                                          30
----------------------------------------------------------------------------------------------------------------------
   06      01    CONSOLIDATED BALANCE SHEET-ASSETS                                                               36
----------------------------------------------------------------------------------------------------------------------
   06      02    CONSOLIDATED BALANCE SHEET-LIABILITIES                                                          37
----------------------------------------------------------------------------------------------------------------------
   07      01    CONSOLIDATED INCOME STATEMENTS                                                                  39
----------------------------------------------------------------------------------------------------------------------
   08      01    COMMENTS ON THE COMPANY'S PERFORMANCE IN THE QUARTER                                            41
----------------------------------------------------------------------------------------------------------------------
   09      01    INTEREST IN SUBSIDIARIES / AFFILIATES                                                           42
----------------------------------------------------------------------------------------------------------------------
   10      01    CHARACTERISTICS OF THE PUBLIC OR PRIVATE ISSUE OF DEBENTURES                                    43
----------------------------------------------------------------------------------------------------------------------
   16      01    OTHER INFORMATION CONSIDERED RELEVANT BY THE COMPANY                                            49
----------------------------------------------------------------------------------------------------------------------
   17      01    REPORT OF THE SPECIAL REVISION                                                                  50
----------------------------------------------------------------------------------------------------------------------
                                        CIA. DE ELETRICIDADE DE NOVA FRIBURGO
----------------------------------------------------------------------------------------------------------------------
   18      01    INCOME STATEMENT OF THE SUBSIDIARY/AFFILIATE                                                    52
----------------------------------------------------------------------------------------------------------------------
   18      02    COMMENTS ON THE PERFORMANCE OF THE SUBSIDIARY/AFFILIATE                                         54
----------------------------------------------------------------------------------------------------------------------
                                                    ENERGISA S.A.
----------------------------------------------------------------------------------------------------------------------
   18      01    INCOME STATEMENT OF THE SUBSIDIARY/AFFILIATE                                                    55
----------------------------------------------------------------------------------------------------------------------
   18      02    COMMENTS ON THE PERFORMANCE OF THE SUBSIDIARY/AFFILIATE                                         57
----------------------------------------------------------------------------------------------------------------------
                                                CAT-LEO ENERGIA S.A.
----------------------------------------------------------------------------------------------------------------------
   18      01    INCOME STATEMENT OF THE SUBSIDIARY/AFFILIATE                                                    58
----------------------------------------------------------------------------------------------------------------------
   18      02    COMMENTS ON THE PERFORMANCE OF THE SUBSIDIARY/AFFILIATE                                         60
----------------------------------------------------------------------------------------------------------------------